Filed under Rule 497(c)
File no. 333-91278

April 30, 2010

Prospectus

Legg Mason
Variable Lifestyle Allocation 50%

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Contents

Investment objective	2

Fees and expenses of the portfolio	2

Principal investment strategies	3

Certain risks	3

Performance	5

Management	6

Purchase and sale of portfolio shares	6

Tax information	6

Payments to broker/dealers and other financial intermediaries	7

More on the portfolio’s investment strategies, investments and risks	8

Portfolio holdings	25

More on portfolio management	26

Share transactions	27

Dividends, distributions and taxes	30

Share price	31

Financial highlights	33

Appendix A	34

Investment objective

The portfolio seeks balance of growth of capital and income.

Fees and expenses of the portfolio

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this portfolio through a separate account or qualified plan is presented in the contract prospectus through which the portfolio’s shares are offered to you.

Shareholder fees (fees paid directly from your investment) (%)

Maximum sales charge on purchases	N/A

Maximum deferred sales charge on redemptions	N/A

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	None

Distribution and service (12b-1) fees	None

Other expenses	0.14

Acquired fund fees and expenses (fees and expenses of underlying funds)	0.68

Total annual portfolio operating expenses[1]	0.82

[1]	Total annual portfolio operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights table in the Prospectus and in the portfolio’s shareholder reports. The ratios in the financial highlights table reflect the portfolio’s operating expenses and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the portfolio for the time periods indicated

•	Your investment has a 5% return each year and the portfolio’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying Legg Mason-affiliated funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years

With or without redemption at end of period:	85	265	461	1,025

Portfolio turnover. The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

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Principal investment strategies

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation between equity oriented funds and fixed income oriented funds) of 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	50%

Fixed Income Funds	50%

Target Range

Equity Funds	40-60%

Fixed Income Funds	40-60%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Certain risks

Risk is inherent in all investing. There is no assurance that the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the portfolio.

Affiliated funds risk. The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. It is possible that a conflict of interest among the portfolio and the underlying funds could affect how the portfolio’s manager and subadviser fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser. However, the portfolio’s Board of Trustees believes the portfolio has been structured to mitigate these concerns.

Allocation risk. The portfolio’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Credit risk. If an issuer or guarantor of a security held by an underlying fund or a counterparty to a financial contract with an underlying fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses to the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund.

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Certain risks cont’d

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Fund of funds risk. Your cost of investing in the portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the portfolio’s approval, which could force the portfolio to withdraw its investment from such underlying fund at a time that is unfavorable to the portfolio. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

High yield or “junk bond” risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the portfolio will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

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Non-diversification risk. The portfolio is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, an underlying fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. An underlying fund also may lose any premium it paid on the security.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the portfolio. The bar chart shows changes in performance of the portfolio from year to year. The table shows the average annual total returns of the portfolio and also compares the portfolio’s performance with the average annual total returns of an index or other benchmark. The portfolio also compares its performance to a composite benchmark, which is a hypothetical representation of the performance of the portfolio’s major asset classes, consisting of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI Europe, Australasia, Far East Index, 43% Barclays Capital U.S. Aggregate Index (an index of fixed income securities) and 7% Barclays Capital U.S. High Yield – 2% Issuer Cap Index (an index of fixed income securities). The portfolio makes updated performance information available by calling Funds Investor Services at 1-800-822-5544.

The portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the portfolio are sold are not reflected in the accompanying chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses.

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Performance cont’d

Total returns (%)

Best quarter (06/30/2009): 16.55 Worst quarter (12/31/2008): (14.73)

Average annual total returns (for periods ended December 31, 2009)%
	1 year	5 years	10 years

Legg Mason Variable Lifestyle Allocation 50%	32.32	1.94	3.26

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33

Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	28.43	0.79	(0.49)

Composite Benchmark (reflects no deduction for fees, expenses or taxes)	21.03	3.66	4.05

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg and Andrew Purdy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) and Mr. Purdy (Portfolio Manager, Asset Allocation Strategies of LMGAA) have been portfolio managers for the portfolio since 2003 and 2001, respectively.

Purchase and sale of portfolio shares

Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Tax information

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

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Payments to broker/dealers and other financial intermediaries

The portfolio’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the portfolio over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the portfolio’s investment strategies, investments and risks

Legg Mason Variable Lifestyle Allocation 50% was formerly known as Legg Mason Partners Variable Lifestyle Allocation 50%.

*  *  *  *  *

The portfolio seeks balance of growth of capital and income.

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation between equity oriented funds and fixed income oriented funds) of 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	50%

Fixed Income Funds	50%

Target Range

Equity Funds	40-60%

Fixed Income Funds	40-60%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

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The portfolio may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the portfolio’s assets that may be invested in the underlying funds at any time. The portfolio is not expected to be invested in all of the underlying funds at any time. The subadviser may change the portfolio’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the portfolio’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the portfolio’s investment in that Fund and a fixed income fund with respect to the remaining 50% of the portfolio’s investment.

Underlying Funds in which the portfolio may invest	Target Range

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-25%

Legg Mason Capital Management American Leading Companies Trust	0-15%

Legg Mason ClearBridge Aggressive Growth Fund	0-15%

Legg Mason ClearBridge Appreciation Fund	0-15%

Legg Mason ClearBridge Capital Fund	0-15%

Legg Mason ClearBridge Equity Income Builder Fund	0-15%

Legg Mason ClearBridge Fundamental All Cap Value Fund	0-15%

Legg Mason ClearBridge Large Cap Growth Fund	0-15%

Legg Mason ClearBridge Large Cap Value Fund	0-15%

Legg Mason Capital Management Growth Trust, Inc.	0-15%

Legg Mason Capital Management Opportunity Trust	0-15%

Legg Mason Capital Management Special Investment Trust, Inc.	0-15%

Legg Mason Capital Management Value Trust, Inc.	0-15%

Legg Mason Batterymarch International Equity Trust	0-10%

Legg Mason Global Currents International All Cap Opportunity Fund	0-10%

Legg Mason ClearBridge Mid Cap Core Fund	0-10%

Legg Mason ClearBridge Small Cap Growth Fund	0-10%

Legg Mason ClearBridge Small Cap Value Fund	0-10%

Royce Special Equity Fund	0-10%

Royce Total Return Fund	0-10%

Royce Value Fund	0-10%

Western Asset Core Plus Bond Portfolio	20-40%

Legg Mason International Opportunities Bond Fund	0-20%

Western Asset Absolute Return Portfolio	0-20%

Western Asset Inflation Indexed Plus Bond Portfolio	0-20%

Western Asset High Yield Portfolio	0-15%

Legg Mason Strategic Real Return Fund	0-10%

The portfolio invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the portfolio, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the portfolio purchases Class IS shares if the underlying fund offers Class IS shares, or Class I shares. The portfolio invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The portfolio’s investment objective and principal investment strategies may be changed by the Board without shareholder or policyholder approval.

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More on the portfolio’s investment strategies, investments and risks cont’d

Underlying funds
The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the portfolio may invest. Each of the underlying funds is managed by the portfolio’s investment manager or an affiliate of the portfolio’s investment manager. The investment manager for each of the Legg Mason Funds and Western Asset Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). The investment manager for each of the Royce Funds is Royce & Associates, LLC.

	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

U.S. Equity

Legg Mason Capital Management American Leading Companies Trust	0.91%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Capital Management Growth Trust, Inc.	0.85%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above-average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities. The fund may invest in convertible securities.

Legg Mason Capital Management Opportunity Trust	0.99%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may sell securities and other instruments short. The fund may also borrow money for investment purposes in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.”

Legg Mason ClearBridge Aggressive Growth Fund	0.75%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio managers believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund also may invest in derivatives and engage in short sales.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Appreciation Fund	0.62%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in the securities of foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Capital Fund	0.82%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium sized companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the portfolio managers. The fund may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Equity Income Builder Fund	0.93%	The fund primarily seeks a high level of current income and secondarily seeks long-term capital appreciation. Normally, the fund will invest at least 80% of its net assets in equity securities. The fund will invest a significant portion of its assets in equity securities that pay dividends. The fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The fund may invest in issuers of any size. The fund may invest up to 20% of its assets in fixed income securities of any quality, including lower-rated, high-yielding debt securities. The fund may also invest in derivatives and engage in short sales.

Legg Mason ClearBridge Fundamental All Cap Value Fund	0.80%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund also may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Value Fund	0.70%	Seeks long-term growth of capital. Current income is a secondary objective. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may also invest in other equity securities and in debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest in various types of fixed income securities, including up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Certain of the fixed income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Growth Fund	0.92%	Seeks long-term capital growth. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest up to 10% of its assets in securities of foreign issuers. The fund may engage in short sales and invest in derivatives.

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More on the portfolio’s investment strategies, investments and risks cont’d

	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Mid Cap Core Fund	0.83%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its net assets in equities of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap® 400 Index or the Russell Midcap® Index. The fund may invest up to 25% of its assets in securities of foreign issuers The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Small Cap Growth Fund	0.82%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. Small capitalization companies are companies with market capitalization values not exceeding(i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of U.S. and foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Small Cap Value Fund	1.02%	The fund seeks long-term capital growth. Normally, the fund invests at least 80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0.80%	Seeks long-term capital appreciation. Normally the fund invests at least 80% of its net assets in U.S. equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund has exposure to growth and value equities of large capitalization companies and seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Legg Mason Capital Management Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index, or in “special situations.” The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade. The fund also may invest in derivatives.

Legg Mason Capital Management Value Trust, Inc.	0.76%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and, therefore, seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade. The fund also may invest in derivatives.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Royce Special Equity Fund	1.05%	The fund seeks long-term growth of capital. Normally, the fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities. The fund invests primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion. The fund’s adviser applies a value approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism.

Royce Total Return Fund	1.04%	Seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in dividend-paying securities of small- and micro-capitalization companies. Of the more than 7,100 small- and micro-capitalization companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-capitalization securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Value Fund	1.04%	Seeks long-term growth of capital. The fund’s assets are primarily invested in the equity securities of small- and mid-capitalization companies, those with stock market capitalizations from $500 million to $5 billion, that the adviser believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the adviser believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small-and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

International Equity

Legg Mason Batterymarch International Equity Trust	0.86%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund also may invest in derivatives.

Legg Mason Global Currents International All Cap Opportunity Fund	0.99%	Seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund normally invests at least 80% of its net assets in a diversified portfolio of equity securities and may invest up to 20% of its net assets in debt securities (including up to 10% of its net assets in below investment grade securities). The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large-, mid- or small-sized market capitalizations and may operate in any market sector. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary. The fund may engage in short sales and invest in derivatives.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Global Equity

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

High Yield Fixed Income

Western Asset High Yield Portfolio	0.61%	Seeks to maximize total return, consistent with prudent investment management. Normally the fund will invest at least 80% of its net assets in U.S. dollar denominated debt securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

U.S. Core Fixed Income

Western Asset Absolute Return Portfolio	0.80%	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Normally the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Plus Bond Portfolio	0.43%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target average modified duration of the fund is expected to range within 30% of the duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed income securities of various maturities and, normally invests at least 80% of its net assets in debt securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Western Asset Inflation Indexed Plus Bond Portfolio	0.30%	Seeks to maximize total return and preserve capital. Normally the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund invests in fixed income securities of any maturity; however, the fund’s target average effective duration is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the average modified duration of the fund is expected to fluctuate is 6-12 years. The fund sells protection in connection with credit default swaps relating to corporate debt securities. The notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40%. The fund maintains an average credit quality of at least A/A and invests up to 30% of its net assets in securities rated below AAA/Aaa.

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

International Fixed Income

Legg Mason International Opportunities Bond Fund	0.65%	Seeks to maximize total return consisting of income and capital appreciation. Normally the fund invests a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. The fund invests in the sovereign debt and currencies of countries in the Citigroup World Government Bond Index ex-U.S. In addition, normally the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. Normally the fund holds a portfolio of debt securities of issuers located in a minimum of six countries. The fund invests in both investment grade and below investment grade securities, and invests less than 35% of its total assets in below investment grade securities. The fund maintains an average weighted portfolio quality of A or better. The average weighted duration of the fund’s portfolio ranges from 1 to 10 years but for individual markets may be greater or lesser depending on the prospects for lower interest rates and the potential for capital gains. The fund may engage in a variety of transactions using derivatives.

*	As of the fiscal year end most recently completed prior to the date of each underlying fund’s prospectus, semi-annual or annual shareholder report (net of extraordinary expenses).

More on the investments of the underlying funds
By owning shares of underlying funds, the portfolio invests indirectly, in varying degrees, in fixed income and equity securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Equity investments
Subject to its particular investment policies, an underlying fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (REITs).

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Fixed income investments
Subject to its particular investment policies, an underlying fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments
Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or in the form of depositary receipts representing an interest in those securities.

Sovereign debt
Certain underlying funds may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

High yield, lower quality securities
Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds
Certain underlying funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the Nasdaq-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Mortgage-backed and asset-backed securities
Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities
Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

Repurchase agreements
The underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase

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that security from the buyer at a mutually agreed upon time and price. An underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement are monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings
Certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, an underlying fund sells securities to a counterparty, in return for cash, and the underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. An underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management
The underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets a fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing
The underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Derivatives and hedging techniques
The underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies, options on these futures, forward foreign currency contracts and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the underlying fund’s portfolio

•	As a substitute for buying or selling securities

•	For certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

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Should an underlying fund invest in derivatives, the underlying fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the underlying fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Short sales
Certain underlying funds may sell securities short. A short sale is a transaction in which a fund sells securities it does not own in anticipation of a decline in the market price of the securities.

Commodity-linked instruments
Certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

Real estate investment trusts (REITs)
Certain underlying funds may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)
Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes
Certain underlying funds may invest in structured notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Securities lending
Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements in order to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Portfolio turnover
Certain underlying funds may engage in rapid and frequent trading of their portfolio securities.

Portfolio rebalancing
Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or

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invests in a substantial portion of an underlying fund. The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds.

Other investments
The portfolio reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds, including equity securities and fixed income securities. These investments may include securities of non-U.S. issuers.

The portfolio may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent the portfolio invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The portfolio may also use other strategies and invest (through the underlying funds) in other investments that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of securities described in this Prospectus or in the SAI.

Selection process
The portfolio managers periodically adjust the allocation of the portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The portfolio managers may allocate the portfolio’s assets to underlying Legg Mason-affiliated funds that have a limited performance history. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Risks of investments in the underlying funds
Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities, subject to any applicable regulatory requirements. Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than larger companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization

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companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemptions or for other cash needs, the underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for an underlying fund’s adviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If market prices of securities owned by an underlying fund fall, the value of the portfolio’s investment in that underlying fund will decline.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by an underlying fund or a counterparty to a financial contract with an underlying fund fails to pay principal and

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interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the portfolio’s investment in that underlying fund could decline. In addition, an underlying fund may incur expenses to protect the underlying fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. An underlying fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects an underlying fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause an underlying fund’s share price to be more volatile.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce an underlying fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Commodities risk. An underlying fund’s investment in commodity-linked instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Portfolio selection risk. The value of your investment may decrease if an underlying fund’s portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

REIT risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

ETF risk. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based and will expose the underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “Short ETFs” which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and, therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities.

MLP risk. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices.

Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

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Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the portfolio’s subadviser and the advisers of the underlying fund. These market conditions may continue or get worse.

Portfolio turnover risk. Frequent trading increases transaction costs, which could detract from an underlying fund’s performance.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks described above of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on an underlying fund. Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the underlying fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make an underlying fund less liquid and harder to value, especially in declining markets. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since an underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect an underlying fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

Fund rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus the portfolio’s performance. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or invests in a substantial portion of an underlying fund.

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More on the portfolio’s investment strategies, investments and risks cont’d

The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying funds. Such actions may delay the rebalancing of the portfolio’s investments in the event of significant market or other events that may require more rapid action.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

Reverse repurchase agreements and leveraging risk.An underlying fund may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the underlying fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Cash management and defensive investing risk.The value of the investments held by the underlying funds for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If an underlying fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of an underlying fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Valuation risk. Many factors may influence the price at which an underlying fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the underlying fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, an underlying fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when an underlying fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

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Portfolio holdings

The portfolio’s policies and procedures with respect to the disclosure of its investments are described in the SAI.

For more information about the portfolio’s portfolio holdings, please visit the portfolio’s website at http://www.leggmason.com/individualinvestors/products/index.aspx and click on the name of the portfolio in the dropdown menu under the caption, “Variable Investments.”

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More on portfolio management

Manager and subadviser
LMPFA is the portfolio’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the portfolio and manages the portfolio’s cash and short-term instruments. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the portfolio. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2010, LMGAA’s total assets under management were approximately $4.8 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $681.6 billion.

Portfolio managers
LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of the portfolio. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the portfolio since 2003. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has been a portfolio manager of the portfolio since 2001. Mr. Purdy has 14 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

Management fee
The portfolio does not pay a management fee. For more information regarding the management fees of the underlying funds, please consult the SAI.

A discussion regarding the basis for the Board’s approval of the portfolio’s current management agreement with LMPFA and subadvisory agreement with LMGAA is available in the portfolio’s Annual Report for the fiscal period ended December 31, 2009.

Expense limitation
The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds)), subject to recapture as described below. As a result, the portfolio’s total annual operating expenses are not expected to exceed 0.20%. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the portfolio’s total annual operating expenses exceeding this limit or any other lower limit then in effect.

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Distribution
LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the portfolio’s sole and exclusive distributor.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the portfolio. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the portfolio’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the portfolio, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the portfolio to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the portfolio on which fees are being charged.

Possible conflicts of interest
The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. Furthermore, the portfolio’s Board serves in a similar position for certain underlying Legg Mason equity funds, and certain of the portfolio’s officers serve in similar positions for the underlying Legg Mason and Western Asset funds. Thus, if the interests of the portfolio and the underlying funds were ever to diverge, it is possible that a conflict of interest could affect how the Board and officers of the portfolio fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser and receives advisory fees. The portfolio’s Board believes that the portfolio has been structured to avoid these concerns. However, a situation could occur where proper action for the portfolio could be adverse to the interests of an underlying fund, or the reverse. If such situation were to arise, the portfolio’s Board and officers, the affected underlying funds and LMPFA would carefully analyze the situation and take all steps they believe reasonable to mitigate, and where possible eliminate, the potential conflict. Moreover, the portfolio has adopted limitations on aggregate investments in the underlying funds to reduce conflicts. The manager and the subadviser engage in close and continuous monitoring to avoid, insofar as is possible, these concerns.

Share transactions

Availability of the portfolio
Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio are sold at the portfolio’s net asset value next determined after receipt by the portfolio or its agent of a purchase request in good order.

The interests of different variable insurance products investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio’s Board currently does not foresee any disadvantages to investors arising from the fact that the portfolio may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life

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Share transactions cont’d

products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the portfolio and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the portfolio’s shareholders.

The portfolio reserves the right to reject any specific purchase order.

Redemption of shares
The redemption price of the shares of the portfolio will be the net asset value next determined after receipt by the portfolio of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The portfolio will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

The portfolio has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash.

Subject to applicable law, the portfolio may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent trading of portfolio shares
Frequent purchases and redemptions of portfolio shares may interfere with the efficient management of the portfolio, increase portfolio transaction costs, and have a negative effect on the portfolio’s long-term shareholders. For example, in order to handle large flows of cash into and out of the portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the portfolio’s investment objective. Frequent trading may cause the portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the portfolio’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the portfolio’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the portfolio’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the portfolio and other funds sold by LMIS (the portfolio’s distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the LMIS-distributed funds may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the portfolio or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of portfolio shares.

Under the policies and procedures adopted by the LMIS-distributed funds, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS-distributed funds, if that shareholder has engaged in one or more “Round Trips” in any LMIS-distributed fund. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not

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abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular LMIS-distributed funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a LMIS-distributed fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a LMIS-distributed fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The portfolio’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts or through eligible pension or other qualified plans. The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds portfolio shares for a number of its customers in one account. The portfolio’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the portfolio’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Each LMIS-distributed fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies of the LMIS-distributed funds provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the portfolio or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although each LMIS-distributed fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. Each LMIS-distributed fund, including the portfolio, reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

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Dividends, distributions and taxes

The portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the portfolio must meet certain income and asset diversification tests and minimum distribution and investor control requirements. As a regulated investment company meeting these tests and requirements, the portfolio will not be subject to federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the portfolio intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the portfolio qualifies as a “regulated investment company,” each segregated asset account investing in the portfolio will be entitled to “look through” to the portfolio’s portfolio in order to satisfy the diversification requirements. As noted above, the portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable Treasury requirements regarding investor control. If the portfolio should fail to comply with the diversification or investor control requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the portfolio were to become adequately diversified.

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Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The portfolio calculates its net asset value every day the NYSE is open. The portfolio generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the portfolio will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

Orders to buy, redeem or exchange shares at a certain day’s price must be received by the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the portfolio’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the portfolio’s Board.

Investments in underlying funds are valued at the net asset value per share of the class of the underlying funds held by the portfolio as determined each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities. The following generally describes how the underlying funds in the Legg Mason funds complex value their securities:

•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The portfolio uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem the portfolio’s shares.

•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the portfolio might reasonably expect to receive upon a current sale of the security. The portfolio may also use fair value procedures if the manager determines that a significant

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Share price cont’d

event has occurred between the time at which a market price is determined and the time at which the portfolio’s net asset value is calculated.

Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A portfolio that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the portfolio could obtain the value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different methodology.

Legg Mason Variable Lifestyle Allocation 50% | 33

Financial highlights

The financial highlights table is intended to help you understand the performance of the portfolio for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. The information in the following table has been derived from the portfolio’s and the predecessor portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 30, 2007 is that of the portfolio’s predecessor.

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]

Net asset value, beginning of period	$8.06	$12.04	$12.61	$12.00	$11.71	$11.54

Income (loss) from operations:
Net investment income[4]	0.43	0.46	0.47	0.35	0.28	0.28

Net realized and unrealized gain (loss)	2.44	(3.65)	(0.45)	0.62	0.29	0.17

Total income (loss) from operations	2.87	(3.19)	0.02	0.97	0.57	0.45

Less distributions from:
Net investment income	(0.48)	(0.40)	(0.47)	(0.36)	(0.28)	(0.28)

Net realized gains	—	(0.39)	(0.12)	—	—	—

Total distributions	(0.48)	(0.79)	(0.59)	(0.36)	(0.28)	(0.28)

Net asset value, end of period	$10.45	$8.06	$12.04	$12.61	$12.00	$11.71

Total return[5]	35.93%†	(27.51)%	(0.01)%	8.09%	4.87%	3.88%

Net assets, end of period (000s)	$126,294	$112,415	$198,862	$224,930	$247,470	$268,870

Ratios to average net assets:
Gross expenses[6]	0.14%[7,8]	0.09%[8]	0.31%[8]	0.37%[9]	0.35%	0.35%

Net expenses[6]	0.14 [7,8]	0.07 [8,10,11]	0.31 [8]	0.37 [9,10]	0.35	0.35 [10]

Net investment income	4.66 [7]	3.96	3.53	2.69	2.24	2.36

Portfolio turnover rate	11%	24%	15%	96%	48%	17%

[1]	For the period from February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 35.54%.

34 | Legg Mason Variable Lifestyle Allocation 50%

Appendix A

The performance information below relates to underlying Legg Mason-affiliated funds in which the portfolio may invest. The percentage of the portfolio’s assets that may be invested in any particular underlying fund is limited. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future. Certain underlying funds may have a limited or no performance history.

This performance information is presented with respect to an underlying fund’s Class IS or I (or equivalent) shares.

Average annual total returns				since	inception
(for the periods ended December 31, 2009)	1 year	5 years	10 years	inception	date[1]

Legg Mason Batterymarch International Equity Trust	20.92%	N/A	N/A	(14.63)%	08/04/08

Legg Mason Batterymarch U.S. Large Cap Equity Fund	22.47%	N/A	N/A	(11.02)%	04/30/08

Legg Mason Capital Management American Leading Companies Trust	31.98%	(4.25)%	N/A	(0.37)%	06/14/01

Legg Mason Capital Management Growth Trust, Inc.	43.92%	(6.96)%	N/A	(4.62)%	03/04/04

Legg Mason Capital Management Opportunity Trust	85.37%	(4.51)%	N/A	2.69%	06/26/00

Legg Mason Capital Management Special Investment Trust, Inc.	80.47%	(0.62)%	3.89%	N/A	12/01/94

Legg Mason Capital Management Value Trust, Inc.	41.96%	(7.13)%	(2.24)%	N/A	12/01/94

Legg Mason ClearBridge Aggressive Growth Fund	33.46%	N/A	N/A	(6.59)%	08/04/08

Legg Mason ClearBridge Appreciation Fund	21.98%	N/A	N/A	(3.25)%	08/04/08

Legg Mason ClearBridge Capital Fund	41.12%	(0.13)%	4.24%	N/A	12/17/76

Legg Mason ClearBridge Equity Income Builder Fund	25.13%	0.85%	3.53%	N/A	02/07/96

Legg Mason ClearBridge Fundamental All Cap Value Fund	30.42%	N/A	N/A	(4.45)%	08/04/08

Legg Mason ClearBridge Large Cap Value Fund	24.04%	0.93%	2.87%	N/A	05/29/58

Legg Mason ClearBridge Large Cap Growth Fund	41.87%	0.74%	(0.83)%	N/A	10/15/97

Legg Mason ClearBridge Mid Cap Core Fund	34.97%	N/A	N/A	(3.43)%	08/04/08

Legg Mason ClearBridge Small Cap Growth Fund	43.08%	N/A	N/A	(6.39)%	08/04/08

Legg Mason ClearBridge Small Cap Value Fund	33.35%	0.04%	N/A	8.52%	04/14/03

Legg Mason Global Currents International All Cap Opportunity Fund	31.38%	N/A	N/A	(6.88)%	08/04/08

Legg Mason International Opportunities Bond Fund	N/A	N/A	N/A	0.33%	12/28/09[2]

Legg Mason Strategic Real Return Fund	N/A	N/A	N/A	N/A	2/26/10

Royce Special Equity Fund	28.38%	4.06%	12.02%	N/A	05/01/98

Royce Total Return Fund	26.22%	1.97%	8.55%	N/A	12/15/93

Royce Value Fund	44.71%	6.22%	N/A	11.27%	06/14/01

Western Asset Absolute Return Portfolio	32.81%	N/A	N/A	11.99%	08/04/08

Western Asset Core Plus Bond Portfolio	26.11%	N/A	N/A	14.08%	08/04/08

Western Asset High Yield Portfolio	56.74%	N/A	N/A	9.87%	08/04/08

Western Asset Inflation Indexed Plus Bond Portfolio	12.99%	N/A	N/A	11.39%	12/28/08

[1]	The inception date shown is the inception date of the class of shares of the underlying fund in which the portfolio invests.

[2]	Returns are not annualized.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason
Variable Lifestyle Allocation 50%

You may visit the portfolio’s website at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the portfolio’s investments is available in the portfolio’s Annual and Semi-Annual Reports to shareholders. In the portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The SAI provides more detailed information about the portfolio and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the portfolio or obtain shareholder reports or the SAI (without charge) by calling Funds Investor Services at 1-800-822-5544 or by writing to the portfolio at 55 Water Street, New York, New York 10041.

Information about the portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Shares of the portfolio are offered only to insurance company separate accounts, which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts and plans.

(Investment Company Act
file no. 811-21128)
FD02969ST 04/10

Filed under Rule 497(c)
File no. 333-91278

April 30, 2010

Prospectus

Legg Mason
Variable Lifestyle Allocation 70%

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2 | Legg Mason Variable Lifestyle Allocation 70%

Contents

Investment objective	2

Fees and expenses of the portfolio	2

Principal investment strategies	3

Certain risks	3

Performance	5

Management	6

Purchase and sale of portfolio shares	6

Tax information	6

Payments to broker/dealers and other financial intermediaries	7

More on the portfolio’s investment strategies, investments and risks	8

Portfolio holdings	25

More on portfolio management	26

Share transactions	27

Dividends, distributions and taxes	30

Share price	31

Financial highlights	33

Appendix A	34

Investment objective

The portfolio seeks long-term growth of capital.

Fees and expenses of the portfolio

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this portfolio through a separate account or qualified plan is presented in the contract prospectus through which the portfolio’s shares are offered to you.

Shareholder fees (fees paid directly from your investment) (%)

Maximum sales charge on purchases	N/A

Maximum deferred sales charge on redemptions	N/A

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	None

Distribution and service (12b-1) fees	None

Other expenses	0.23

Acquired fund fees and expenses (fees and expenses of underlying funds)	0.74

Total annual portfolio operating expenses[1]	0.97

Fees forgone and/or expenses reimbursed[2]	(0.03)

Total annual portfolio operating expenses after forgoing fees and/or reimbursing expenses[2]	0.94

[1]	Total annual portfolio operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights table in the Prospectus and in the portfolio’s shareholder reports. The ratios in the financial highlights table reflect the portfolio’s operating expenses and do not include acquired fund fees and expenses.

[2]	The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.20%. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the limit described above.

Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the portfolio for the time periods indicated

•	Your investment has a 5% return each year and the portfolio’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying Legg Mason-affiliated funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years

With or without redemption at end of period:	96	304	531	1,185

Portfolio turnover. The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

Legg Mason Variable Lifestyle Allocation 70% | 3

Principal investment strategies

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation between equity oriented funds and fixed income oriented funds) of 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	70%

Fixed Income Funds	30%

Target Range

Equity Funds	60-80%

Fixed Income Funds	20-40%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Certain risks

Risk is inherent in all investing. There is no assurance that the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the portfolio.

Affiliated funds risk. The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. It is possible that a conflict of interest among the portfolio and the underlying funds could affect how the portfolio’s manager and subadviser fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser. However, the portfolio’s Board of Trustees believes the portfolio has been structured to mitigate these concerns.

Allocation risk. The portfolio’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Credit risk. If an issuer or guarantor of a security held by an underlying fund or a counterparty to a financial contract with an underlying fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses to the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund.

4 | Legg Mason Variable Lifestyle Allocation 70%

Certain risks cont’d

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Fund of funds risk. Your cost of investing in the portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the portfolio’s approval, which could force the portfolio to withdraw its investment from such underlying fund at a time that is unfavorable to the portfolio. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

High yield or “junk bond” risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the portfolio will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this

Legg Mason Variable Lifestyle Allocation 70% | 5

support could also negatively affect the value and liquidity of certain securities.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, an underlying fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. An underlying fund also may lose any premium it paid on the security.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the portfolio. The bar chart shows changes in performance of the portfolio from year to year. The table shows the average annual total returns of the portfolio and also compares the portfolio’s performance with the average annual total returns of an index or other benchmark. The portfolio also compares its performance to a composite benchmark, which is a hypothetical representation of the performance of the portfolio’s major asset classes, consisting of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI Europe, Australasia, Far East Index, 25% Barclays Capital U.S. Aggregate Index (an index of fixed income securities) and 5% Barclays Capital U.S. High Yield – 2% Issuer Cap Index (an index of fixed income securities). The portfolio makes updated performance information available by calling Funds Investor Services at 1-800-822-5544.

The portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the portfolio are sold are not reflected in the accompanying chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses.

6 | Legg Mason Variable Lifestyle Allocation 70%

Performance cont’d

Total returns (%)

Best quarter (06/30/2009): 18.41 Worst quarter (12/31/2008): (17.81)

Average annual total returns (for periods ended December 31, 2009)%
	1 year	5 years	10 years

Legg Mason Variable Lifestyle Allocation 70%	32.90	1.13	0.49

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33

Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34	0.77	(0.20)

Composite Benchmark (reflects no deduction for fees, expenses or taxes)	24.77	2.87	2.83

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg and Andrew Purdy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) and Mr. Purdy (Portfolio Manager, Asset Allocation Strategies of LMGAA) have been portfolio managers for the portfolio since 2003 and 2001, respectively.

Purchase and sale of portfolio shares

Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Tax information

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

Legg Mason Variable Lifestyle Allocation 70% | 7

Payments to broker/dealers and other financial intermediaries

The portfolio’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the portfolio over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8 | Legg Mason Variable Lifestyle Allocation 70%

More on the portfolio’s investment
strategies, investments and risks

Legg Mason Variable Lifestyle Allocation 70% was formerly known as Legg Mason Partners Variable Lifestyle Allocation 70%.
*  *  *  *  *

The portfolio seeks long-term growth of capital.

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation between equity oriented funds and fixed income oriented funds) of 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	70%

Fixed Income Funds	30%

Target Range

Equity Funds	60-80%

Fixed Income Funds	20-40%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

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The portfolio may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the portfolio’s assets that may be invested in the underlying funds at any time. The portfolio is not expected to be invested in all of the underlying funds at any time. The subadviser may change the portfolio’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the portfolio’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the portfolio’s investment in that Fund and a fixed income fund with respect to the remaining 50% of the portfolio’s investment.

Underlying Funds in which the portfolio may invest	Target Range

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-25%

Legg Mason Capital Management American Leading Companies Trust	0-20%

Legg Mason Capital Management Growth Trust, Inc.	0-20%

Legg Mason Capital Management Opportunity Trust	0-20%

Legg Mason Capital Management Value Trust, Inc.	0-20%

Legg Mason ClearBridge Aggressive Growth Fund	0-20%

Legg Mason ClearBridge Appreciation Fund	0-20%

Legg Mason ClearBridge Capital Fund	0-20%

Legg Mason ClearBridge Fundamental All Cap Value Fund	0-20%

Legg Mason ClearBridge Large Cap Growth Fund	0-20%

Legg Mason ClearBridge Large Cap Value Fund	0-20%

Legg Mason Batterymarch International Equity Trust	0-15%

Legg Mason Global Currents International All Cap Opportunity Fund	0-15%

Legg Mason ClearBridge Equity Income Builder Fund	0-15%

Legg Mason ClearBridge Mid Cap Core Fund	0-15%

Legg Mason ClearBridge Small Cap Growth Fund	0-15%

Legg Mason Capital Management Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Royce Value Fund	0-15%

Royce Special Equity Fund	0-10%

Legg Mason Batterymarch Emerging Markets Trust	0-10%

Legg Mason Esemplia Emerging Markets Equity Fund	0-10%

Legg Mason ClearBridge Small Cap Value Fund	0-10%

Legg Mason International Opportunities Bond Fund	0-20%

Western Asset Absolute Return Portfolio	0-20%

Western Asset Core Plus Bond Portfolio	0-20%

Western Asset Inflation Indexed Plus Bond Portfolio	0-20%

Western Asset High Yield Portfolio	0-10%

Legg Mason Strategic Real Return Fund	0-10%

The portfolio invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the portfolio, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the portfolio purchases Class IS shares if the underlying fund offers Class IS shares, or Class I shares. The portfolio invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The portfolio’s investment objective and principal investment strategies may be changed by the Board without shareholder or policyholder approval.

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Underlying funds
The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the portfolio may invest. Each of the underlying funds is managed by the portfolio’s investment manager or an affiliate of the portfolio’s investment manager. The investment manager for each of the Legg Mason Funds and Western Asset Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). The investment manager for each of the Royce Funds is Royce & Associates, LLC.

	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

U.S. Equity

Legg Mason Capital Management American Leading Companies Trust	0.91%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Capital Management Growth Trust, Inc.	0.85%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above-average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities. The fund may invest in convertible securities.

Legg Mason Capital Management Opportunity Trust	0.99%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may sell securities and other instruments short. The fund may also borrow money for investment purposes in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.”

Legg Mason ClearBridge Aggressive Growth Fund	0.75%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio managers believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund also may invest in derivatives and engage in short sales.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Appreciation Fund	0.62%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in the securities of foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Capital Fund	0.82%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium sized companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the portfolio managers. The fund may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Equity Income Builder Fund	0.93%	The fund primarily seeks a high level of current income and secondarily seeks long-term capital appreciation. Normally, the fund will invest at least 80% of its net assets in equity securities. The fund will invest a significant portion of its assets in equity securities that pay dividends. The fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The fund may invest in issuers of any size. The fund may invest up to 20% of its assets in fixed income securities of any quality, including lower-rated, high-yielding debt securities. The fund may also invest in derivatives and engage in short sales.

Legg Mason ClearBridge Fundamental All Cap Value Fund	0.80%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund also may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Value Fund	0.70%	Seeks long-term growth of capital. Current income is a secondary objective. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may also invest in other equity securities and in debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest in various types of fixed income securities, including up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Certain of the fixed income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Growth Fund	0.92%	Seeks long-term capital growth. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest up to 10% of its assets in securities of foreign issuers. The fund may engage in short sales and invest in derivatives.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Mid Cap Core Fund	0.83%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its net assets in equities of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap® 400 Index or the Russell Midcap® Index. The fund may invest up to 25% of its assets in securities of foreign issuers The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Small Cap Growth Fund	0.82%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of U.S. and foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Small Cap Value Fund	1.02%	The fund seeks long-term capital growth. Normally, the fund invests at least 80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0.80%	Seeks long-term capital appreciation. Normally the fund invests at least 80% of its net assets in U.S. equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund has exposure to growth and value equities of large capitalization companies and seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Legg Mason Capital Management Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index, or in “special situations.” The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade. The fund also may invest in derivatives.

Legg Mason Capital Management Value Trust, Inc.	0.76%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and, therefore, seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade. The fund also may invest in derivatives.

Royce Special Equity Fund	1.05%	The fund seeks long-term growth of capital. Normally, the fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities. The fund invests primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion. The fund’s adviser applies a value approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Royce Total Return Fund	1.04%	Seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in dividend-paying securities of small- and micro-capitalization companies. Of the more than 7,100 small- and micro-capitalization companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-capitalization securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Value Fund	1.04%	Seeks long-term growth of capital. The fund’s assets are primarily invested in the equity securities of small- and mid-capitalization companies, those with stock market capitalizations from $500 million to $5 billion, that the adviser believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the adviser believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small-and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

International Equity

Legg Mason Batterymarch International Equity Trust	0.86%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund also may invest in derivatives.

Legg Mason Global Currents International All Cap Opportunity Fund	0.99%	Seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund normally invests at least 80% of its net assets in a diversified portfolio of equity securities and may invest up to 20% of its net assets in debt securities (including up to 10% of its net assets in below investment grade securities). The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large-, mid- or small-sized market capitalizations and may operate in any market sector. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary. The fund may engage in short sales and invest in derivatives.

Emerging Market Equity

Legg Mason Batterymarch Emerging Markets Trust	1.25%	Seeks long-term capital appreciation. The fund’s adviser normally invests substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund invests in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all time. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

Legg Mason Esemplia Emerging Markets Equity Fund	1.35%	Seeks to provide long-term capital growth. Normally the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, as well as other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that are categorized by the World Bank and its affiliates as “low income” or “middle income” or are included in the MSCI Emerging Markets Index. There are no limitations on the market capitalizations of the companies in which the fund may invest. Debt securities, other than convertible securities, must be rated investment grade.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Global Equity

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

High Yield Fixed Income

Western Asset High Yield Portfolio	0.61%	Seeks to maximize total return, consistent with prudent investment management. Normally the fund will invest at least 80% of its net assets in U.S. dollar denominated debt securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

U.S. Core Fixed Income

Western Asset Absolute Return Portfolio	0.80%	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Normally the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Plus Bond Portfolio	0.43%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target average modified duration of the fund is expected to range within 30% of the duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed income securities of various maturities and, normally invests at least 80% of its net assets in debt securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

Western Asset Inflation Indexed Plus Bond Portfolio	0.30%	Seeks to maximize total return and preserve capital. Normally the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund invests in fixed income securities of any maturity; however, the fund’s target average effective duration is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the average modified duration of the fund is expected to fluctuate is 6-12 years. The fund sells protection in connection with credit default swaps relating to corporate debt securities. The notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40%. The fund maintains an average credit quality of at least A/A and invests up to 30% of its net assets in securities rated below AAA/Aaa.

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	Estimated
Underlying fund	expense ratio*	Investment objectives and principal investment strategies

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

International Fixed Income

Legg Mason International Opportunities Bond Fund	0.65%	Seeks to maximize total return consisting of income and capital appreciation. Normally the fund invests a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. The fund invests in the sovereign debt and currencies of countries in the Citigroup World Government Bond Index ex-U.S. In addition, normally the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. Normally the fund holds a portfolio of debt securities of issuers located in a minimum of six countries. The fund invests in both investment grade and below investment grade securities, and invests less than 35% of its total assets in below investment grade securities. The fund maintains an average weighted portfolio quality of A or better. The average weighted duration of the fund’s portfolio ranges from 1 to 10 years but for individual markets may be greater or lesser depending on the prospects for lower interest rates and the potential for capital gains. The fund may engage in a variety of transactions using derivatives.

*	As of the fiscal year end most recently completed prior to the date of each underlying fund’s prospectus, semi-annual or annual shareholder report (net of extraordinary expenses).

More on the investments of the underlying funds
By owning shares of underlying funds, the portfolio invests indirectly, in varying degrees, in fixed income and equity securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Equity investments
Subject to its particular investment policies, an underlying fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (REITs).

Fixed income investments
Subject to its particular investment policies, an underlying fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

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Foreign investments
Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or in the form of depositary receipts representing an interest in those securities.

Sovereign debt
Certain underlying funds may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

High yield, lower quality securities
Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds
Certain underlying funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the Nasdaq-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Mortgage-backed and asset-backed securities
Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities
Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

Repurchase agreements
The underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. An underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement are monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings
Certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, an underlying fund sells securities to a counterparty, in return for cash, and the underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

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Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. An underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management
The underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets a fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing
The underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Derivatives and hedging techniques
The underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies, options on these futures, forward foreign currency contracts and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the underlying fund’s portfolio

•	As a substitute for buying or selling securities

•	For certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should an underlying fund invest in derivatives, the underlying fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the underlying fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Commodity-linked instruments
Certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

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Real estate investment trusts (REITs)
Certain underlying funds may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)
Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes
Certain underlying funds may invest in structured notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Short sales
Certain underlying funds may sell securities short. A short sale is a transaction in which a fund sells securities it does not own in anticipation of a decline in the market price of the securities.

Securities lending
Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements in order to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Portfolio turnover
Certain underlying funds may engage in rapid and frequent trading of their portfolio securities.

Portfolio rebalancing
Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or invests in a substantial portion of an underlying fund. The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds.

Other investments
The portfolio reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds, including equity securities and fixed income securities. These investments may include securities of non-U.S. issuers.

The portfolio may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

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To the extent the portfolio invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The portfolio may also use other strategies and invest (through the underlying funds) in other investments that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of securities described in this Prospectus or in the SAI.

Selection process
The portfolio managers periodically adjust the allocation of the portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The portfolio managers may allocate the portfolio’s assets to underlying Legg Mason-affiliated funds that have a limited performance history. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Risks of investments in the underlying funds
Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities, subject to any applicable regulatory requirements. Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than larger companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemptions or for other cash needs, the underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

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Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for an underlying fund’s adviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If market prices of securities owned by an underlying fund fall, the value of the portfolio’s investment in that underlying fund will decline.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by an underlying fund or a counterparty to a financial contract with an underlying fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the portfolio’s investment in that underlying fund could decline. In addition, an underlying fund may incur expenses to protect the underlying fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. An underlying fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects an underlying fund to increased price sensitivity to changing

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interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause an underlying fund’s share price to be more volatile.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce an underlying fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries. Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In a changing and developing market, an underlying fund’s adviser may have difficulty selling the underlying fund’s portfolio securities in acceptable amounts or at acceptable prices.

Commodities risk. An underlying fund’s investment in commodity-linked instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Portfolio selection risk. The value of your investment may decrease if an underlying fund’s portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. If inflation is lower than expected during the period an

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underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

REIT risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

ETF risk. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based and will expose the underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “Short ETFs” which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and, therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities.

MLP risk. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices.

Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and other foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the portfolio’s subadviser and the advisers of the underlying fund. These market conditions may continue or get worse.

Portfolio turnover risk. Frequent trading increases transaction costs, which could detract from an underlying fund’s performance.

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Sovereign debt risk. Sovereign government and supranational debt involve many of the risks described above of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on an underlying fund. Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make an underlying fund less liquid and harder to value, especially in declining markets. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since an underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect an underlying fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

Fund rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus the portfolio’s performance. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or invests in a substantial portion of an underlying fund.

The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying funds. Such actions may delay the rebalancing of the portfolio’s investments in the event of significant market or other events that may require more rapid action.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability

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to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

Reverse repurchase agreements and leveraging risk. An underlying fund may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the underlying fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Cash management and defensive investing risk. The value of the investments held by the underlying funds for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If an underlying fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of an underlying fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Valuation risk. Many factors may influence the price at which an underlying fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the underlying fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, an underlying fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when an underlying fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

Portfolio holdings

The portfolio’s policies and procedures with respect to the disclosure of its investments are described in the SAI.

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For more information about the portfolio’s portfolio holdings, please visit the portfolio’s website at
http://www.leggmason.com/individualinvestors/products/index.aspx and click on the name of the portfolio in the dropdown menu under the caption, “Variable Investments.”

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More on portfolio management

Manager and subadviser
LMPFA is the portfolio’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the portfolio and manages the portfolio’s cash and short-term instruments. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the portfolio. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2010, LMGAA’s total assets under management were approximately $4.8 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $681.6 billion.

Portfolio managers
LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of the portfolio. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the portfolio since 2003. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has been a portfolio manager of the portfolio since 2001. Mr. Purdy has 14 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

Management fee
The portfolio does not pay a management fee. For more information regarding the management fees of the underlying funds, please consult the SAI.

A discussion regarding the basis for the Board’s approval of the portfolio’s current management agreement with LMPFA and subadvisory agreement with LMGAA is available in the portfolio’s Annual Report for the fiscal period ended December 31, 2009.

Expense limitation
The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds)), subject to recapture as described below. As a result, the portfolio’s total annual operating expenses are not expected to exceed 0.20%. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the portfolio’s total annual operating expenses exceeding this limit or any other lower limit then in effect.

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Distribution
LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the portfolio’s sole and exclusive distributor.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the portfolio. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the portfolio’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the portfolio, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the portfolio to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the portfolio on which fees are being charged.

Possible conflicts of interest
The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. Furthermore, the portfolio’s Board serves in a similar position for certain underlying Legg Mason equity funds, and certain of the portfolio’s officers serve in similar positions for the underlying Legg Mason and Western Asset funds. Thus, if the interests of the portfolio and the underlying funds were ever to diverge, it is possible that a conflict of interest could affect how the Board and officers of the portfolio fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser and receives advisory fees. The portfolio’s Board believes that the portfolio has been structured to avoid these concerns. However, a situation could occur where proper action for the portfolio could be adverse to the interests of an underlying fund, or the reverse. If such situation were to arise, the portfolio’s Board and officers, the affected underlying funds and LMPFA would carefully analyze the situation and take all steps they believe reasonable to mitigate, and where possible eliminate, the potential conflict. Moreover, the portfolio has adopted limitations on aggregate investments in the underlying funds to reduce conflicts. The manager and the subadviser engage in close and continuous monitoring to avoid, insofar as is possible, these concerns.

Share transactions

Availability of the portfolio
Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio are sold at the portfolio’s net asset value next determined after receipt by the portfolio or its agent of a purchase request in good order.

The interests of different variable insurance products investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio’s Board currently does not foresee any disadvantages to investors arising from the fact that the portfolio may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life

28 | Legg Mason Variable Lifestyle Allocation 70%

Share transactions cont’d

products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the portfolio and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the portfolio’s shareholders.

The portfolio reserves the right to reject any specific purchase order.

Redemption of shares
The redemption price of the shares of the portfolio will be the net asset value next determined after receipt by the portfolio of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The portfolio will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

The portfolio has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash.

Subject to applicable law, the portfolio may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent trading of portfolio shares
Frequent purchases and redemptions of portfolio shares may interfere with the efficient management of the portfolio, increase portfolio transaction costs, and have a negative effect on the portfolio’s long-term shareholders. For example, in order to handle large flows of cash into and out of the portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the portfolio’s investment objective. Frequent trading may cause the portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the portfolio’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the portfolio’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the portfolio’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the portfolio and other funds sold by LMIS (the portfolio’s distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the LMIS-distributed funds may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the portfolio or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of portfolio shares.

Under the policies and procedures adopted by the LMIS-distributed funds, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS-distributed funds, if that shareholder has engaged in one or more “Round Trips” in any LMIS-distributed fund. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not

Legg Mason Variable Lifestyle Allocation 70% | 29

abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular LMIS-distributed funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a LMIS-distributed fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a LMIS-distributed fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The portfolio’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts or through eligible pension or other qualified plans. The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds portfolio shares for a number of its customers in one account. The portfolio’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the portfolio’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Each LMIS-distributed fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies of the LMIS-distributed funds provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the portfolio or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although each LMIS-distributed fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. Each LMIS-distributed fund, including the portfolio, reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

30 | Legg Mason Variable Lifestyle Allocation 70%

Dividends, distributions and taxes

The portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). In order to qualify as a regulated investment company, the portfolio must meet certain income and asset diversification tests and minimum distribution and investor control requirements. As a regulated investment company meeting these tests and requirements, the portfolio will not be subject to federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the portfolio intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the portfolio qualifies as a “regulated investment company,” each segregated asset account investing in the portfolio will be entitled to “look through” to the portfolio’s portfolio in order to satisfy the diversification requirements. As noted above, the portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable Treasury requirements regarding investor control. If the portfolio should fail to comply with the diversification or investor control requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the portfolio were to become adequately diversified.

Legg Mason Variable Lifestyle Allocation 70% | 31

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The portfolio calculates its net asset value every day the NYSE is open. The portfolio generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the portfolio will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

Orders to buy, redeem or exchange shares at a certain day’s price must be received by the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the portfolio’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the portfolio’s Board.

Investments in underlying funds are valued at the net asset value per share of the class of the underlying funds held by the portfolio as determined each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities. The following generally describes how the underlying funds in the Legg Mason funds complex value their securities:

•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The portfolio uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem the portfolio’s shares.

•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the portfolio might reasonably expect to receive upon a current sale of the security. The portfolio may also use fair value procedures if the manager determines that a significant

32 | Legg Mason Variable Lifestyle Allocation 70%

Share price cont’d

event has occurred between the time at which a market price is determined and the time at which the portfolio’s net asset value is calculated.

Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A portfolio that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the portfolio could obtain the value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different methodology.

Legg Mason Variable Lifestyle Allocation 70% | 33

Financial highlights

The financial highlights table is intended to help you understand the performance of the portfolio for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. The information in the following table has been derived from the portfolio’s and the predecessor portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 30, 2007 is that of the portfolio’s predecessor.

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]

Net asset value, beginning of period	$7.09	$10.94	$11.62	$10.96	$10.20	$9.98

Income (loss) from operations:
Net investment income[4]	0.27	0.30	0.33	0.22	0.16	0.16

Net realized and unrealized gain (loss)	2.47	(3.89)	(0.50)	0.66	0.76	0.22

Total income (loss) from operations	2.74	(3.59)	(0.17)	0.88	0.92	0.38

Less distributions from:
Net investment income	(0.30)	(0.25)	(0.32)	(0.22)	(0.16)	(0.16)

Net realized gains	—	(0.01)	(0.19)	—	—	—

Total distributions	(0.30)	(0.26)	(0.51)	(0.22)	(0.16)	(0.16)

Net asset value, end of period	$9.53	$7.09	$10.94	$11.62	$10.96	$10.20

Total return[5]	38.90%†	(33.03)%	(1.64)%	8.06%	9.08%	3.81%

Net assets, end of period (000s)	$71,982	$59,526	$108,500	$129,695	$146,642	$158,804

Ratios to average net assets:
Gross expenses[6]	0.23%[7,8]	0.14%[8]	0.32%[8]	0.38%[9]	0.35%	0.35%

Net expenses[6]	0.20 [7,8,10]	0.10 [8,10,11]	0.32 [8]	0.37 [9,10]	0.35	0.35 [10]

Net investment income	3.32 [7]	2.89	2.67	1.82	1.47	1.54

Portfolio turnover rate	11%	26%	15%	123%	53%	5%

[1]	For the period from February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 37.59%.

34 | Legg Mason Variable Lifestyle Allocation 70%

Appendix A

The performance information below relates to underlying Legg Mason-affiliated funds in which the portfolio may invest. The percentage of the portfolio’s assets that may be invested in any particular underlying fund is limited. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future. Certain underlying funds may have a limited or no performance history.

This performance information is presented with respect to an underlying fund’s Class IS or I (or equivalent) shares.

Average annual total returns	1	5	10	since	inception
(for the periods ended December 31, 2009)	year	years	years	inception	date[1]

Legg Mason Batterymarch Emerging Markets Trust	76.57%	N/A	N/A	(2.85)%	08/29/08

Legg Mason Batterymarch International Equity Trust	20.92%	N/A	N/A	(14.63)%	08/04/08

Legg Mason Batterymarch U.S. Large Cap Equity Fund	22.47%	N/A	N/A	(11.02)%	04/30/08

Legg Mason Capital Management American Leading Companies Trust	31.98%	(4.25)%	N/A	(0.37)%	06/14/01

Legg Mason Capital Management Growth Trust, Inc.	43.92%	(6.96)%	N/A	(4.62)%	03/04/04

Legg Mason Capital Management Opportunity Trust	85.37%	(4.51)%	N/A	2.69%	06/26/00

Legg Mason Capital Management Special Investment Trust, Inc.	80.47%	(0.62)%	3.89%	N/A	12/01/94

Legg Mason Capital Management Value Trust, Inc.	41.96%	(7.13)%	(2.24)%	N/A	12/01/94

Legg Mason ClearBridge Aggressive Growth Fund	33.46%	N/A	N/A	(6.59)%	08/04/08

Legg Mason ClearBridge Appreciation Fund	21.98%	N/A	N/A	(3.25)%	08/04/08

Legg Mason ClearBridge Capital Fund	41.12%	(0.13)%	4.24%	N/A	12/17/76

Legg Mason ClearBridge Equity Income Builder Fund	25.13%	0.85%	3.53%	N/A	02/07/96

Legg Mason ClearBridge Fundamental All Cap Value Fund	30.42%	N/A	N/A	(4.45)%	08/04/08

Legg Mason ClearBridge Large Cap Value Fund	24.04%	0.93%	2.87%	N/A	05/29/58

Legg Mason ClearBridge Large Cap Growth Fund	41.87%	0.74%	(0.83)%	N/A	10/15/97

Legg Mason ClearBridge Mid Cap Core Fund	34.97%	N/A	N/A	(3.43)%	08/04/08

Legg Mason ClearBridge Small Cap Growth Fund	43.08%	N/A	N/A	(6.39)%	08/04/08

Legg Mason ClearBridge Small Cap Value Fund	33.35%	0.04%	N/A	8.52%	04/14/03

Legg Mason Esemplia Emerging Markets Equity Fund	88.96%	N/A	N/A	15.00%	01/03/05

Legg Mason Global Currents International All Cap Opportunity Fund	31.38%	N/A	N/A	(6.88)%	08/04/08

Legg Mason International Opportunities Bond Fund	N/A	N/A	N/A	0.33%	12/28/09 [2]

Legg Mason Strategic Real Return Fund	N/A	N/A	N/A	N/A	02/26/10

Royce Special Equity Fund	28.38%	4.06%	12.02%	N/A	05/01/98

Royce Total Return Fund	26.22%	1.97%	8.55%	N/A	12/15/93

Royce Value Fund	44.71%	6.22%	N/A	11.27%	06/14/01

Western Asset Absolute Return Portfolio	32.81%	N/A	N/A	11.99%	08/04/08

Western Asset Core Plus Bond Portfolio	26.11%	N/A	N/A	14.08%	08/04/08

Western Asset High Yield Portfolio	56.74%	N/A	N/A	9.87%	08/04/08

Western Asset Inflation Indexed Plus Bond Portfolio	12.99%	N/A	N/A	11.39%	12/28/08

[1]	The inception date shown is the inception date of the class of shares of the underlying fund in which the portfolio invests.

[2]	Returns are not annualized.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason
Variable Lifestyle Allocation 70%

You may visit the portfolio’s website at http://www.leggmason.com/individualinvestors/variable-investments-prospectuses for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the portfolio’s investments is available in the portfolio’s Annual and Semi-Annual Reports to shareholders. In the portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The SAI provides more detailed information about the portfolio and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the portfolio or obtain shareholder reports or the SAI (without charge) by calling Funds Investor Services at 1-800-822-5544 or by writing to the portfolio at 55 Water Street, New York, New York 10041.

Information about the portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Shares of the portfolio are offered only to insurance company separate accounts, which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts and plans.

(Investment Company Act
file no. 811-21128)
FD02968ST 04/10

Filed under Rule 497(c)
File no. 333-91278

April 30, 2010

Prospectus

Legg Mason
Variable Lifestyle Allocation 85%

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2 | Legg Mason Variable Lifestyle Allocation 85%

Contents

Investment objective	2

Fees and expenses of the portfolio	2

Principal investment strategies	3

Certain risks	3

Performance	5

Management	6

Purchase and sale of portfolio shares	6

Tax information	6

Payments to broker/dealers and other financial intermediaries	7

More on the portfolio’s investment strategies, investments and risks	8

Portfolio holdings	26

More on portfolio management	27

Share transactions	29

Dividends, distributions and taxes	31

Share price	32

Financial highlights	34

Appendix A	35

Investment objective

The portfolio seeks capital appreciation.

Fees and expenses of the portfolio

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this portfolio through a separate account or qualified plan is presented in the contract prospectus through which the portfolio’s shares are offered to you.

Shareholder fees (fees paid directly from your investment) (%)

Maximum sales charge on purchases	N/A

Maximum deferred sales charge on redemptions	N/A

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	None

Distribution and service (12b-1) fees	None

Other expenses	0.21

Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79

Total annual portfolio operating expenses[1]	1.00

Fees forgone and/or expenses reimbursed[2]	(0.01)

Total annual portfolio operating expenses after forgoing fees and/or reimbursing expenses[2]	0.99

[1]	Total annual portfolio operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights table in the Prospectus and in the portfolio’s shareholder reports. The ratios in the financial highlights table reflect the portfolio’s operating expenses and do not include acquired fund fees and expenses.

[2]	The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual operating expenses are not expected to exceed 0.20%. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the limit described above.

Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the portfolio for the time periods indicated

•	Your investment has a 5% return each year and the portfolio’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying Legg Mason-affiliated funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years

With or without redemption at end of period:	101	316	550	1,222

Portfolio turnover. The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.

Legg Mason Variable Lifestyle Allocation 85% | 3

Principal investment strategies

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation among equity oriented funds and fixed income oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	85%

Fixed Income Funds	15%

Target Range

Equity Funds	80-100%

Fixed Income Funds	0-20%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Certain risks

Risk is inherent in all investing. There is no assurance that the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the portfolio.

Affiliated funds risk. The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. It is possible that a conflict of interest among the portfolio and the underlying funds could affect how the portfolio’s manager and subadviser fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser. However, the portfolio’s Board of Trustees believes the portfolio has been structured to mitigate these concerns.

Allocation risk. The portfolio’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Credit risk. If an issuer or guarantor of a security held by an underlying fund or a counterparty to a financial contract with an underlying fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses to the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be

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Certain risks cont’d

difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Fund of funds risk. Your cost of investing in the portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the portfolio’s approval, which could force the portfolio to withdraw its investment from such underlying fund at a time that is unfavorable to the portfolio. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

High yield or “junk bond” risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the portfolio will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and

Legg Mason Variable Lifestyle Allocation 85% | 5

certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, an underlying fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. An underlying fund also may lose any premium it paid on the security.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the portfolio. The bar chart shows changes in performance of the portfolio from year to year. The table shows the average annual total returns of the portfolio and also compares the portfolio’s performance with the average annual total returns of an index or other benchmark. The portfolio also compares its performance to a composite benchmark, which is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI Europe, Australasia, Far East Index, 10% Barclays Capital U.S. Aggregate Index (an index of fixed income securities) and 5% Barclays Capital U.S. High Yield – 2% Issuer Cap Index (an index of fixed income securities). The portfolio makes updated performance information available by calling Funds Investor Services at 1-800-822-5544.

The portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the portfolio are sold are not reflected in the accompanying chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses.

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Performance cont’d

Total returns (%)

Best quarter (06/30/2009): 18.99 Worst quarter (12/31/2008): (20.46)

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years

Legg Mason Variable Lifestyle Allocation 85%	32.48	(0.11)	(0.65)

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33

Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34	0.77	(0.20)

Composite Benchmark (reflects no deduction for fees, expenses or taxes)	28.30	2.25	2.00

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg and Andrew Purdy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) and Mr. Purdy (Portfolio Manager, Asset Allocation Strategies of LMGAA) have been portfolio managers for the portfolio since 2003 and 2001, respectively.

Purchase and sale of portfolio shares

Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.”

Tax information

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

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Payments to broker/dealers and other financial intermediaries

The portfolio’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the portfolio over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the portfolio’s investment strategies, investments and risks

Legg Mason Variable Lifestyle Allocation 85% was formerly known as Legg Mason Partners Variable Lifestyle Allocation 85%.

*  *  *  *  *

The portfolio seeks capital appreciation.

The portfolio is a fund of funds – it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio seeks to maintain a Target Allocation (that is, its percentage allocation between equity oriented funds and fixed income oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The portfolio may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation

Equity Funds	85%

Fixed Income Funds	15%

Target Range

Equity Funds	80-100%

Fixed Income Funds	0-20%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

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The portfolio may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the portfolio’s assets that may be invested in the underlying funds at any time. The portfolio is not expected to be invested in all of the underlying funds at any time. The subadviser may change the portfolio’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the portfolio’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the portfolio’s investment in that Fund and a fixed income fund with respect to the remaining 50% of the portfolio’s investment.

Underlying Funds in which portfolio may Invest	Target Range

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-30%

Legg Mason Capital Management American Leading Companies Trust	0-20%

Legg Mason Capital Management Growth Trust, Inc.	0-20%

Legg Mason Capital Management Opportunity Trust	0-20%

Legg Mason Capital Management Value Trust, Inc.	0-20%

Legg Mason ClearBridge Aggressive Growth Fund	0-20%

Legg Mason ClearBridge Appreciation Fund	0-20%

Legg Mason ClearBridge Capital Fund	0-20%

Legg Mason ClearBridge Equity Income Builder Fund	0-20%

Legg Mason ClearBridge Fundamental All Cap Value Fund	0-20%

Legg Mason ClearBridge Large Cap Growth Fund	0-20%

Legg Mason ClearBridge Large Cap Value Fund	0-20%

Legg Mason Batterymarch International Equity Trust	0-15%

Legg Mason Capital Management Special Investment Trust, Inc.	0-15%

Legg Mason ClearBridge Mid Cap Core Fund	0-15%

Legg Mason ClearBridge Small Cap Growth Fund	0-15%

Legg Mason ClearBridge Small Cap Value Fund	0-15%

Legg Mason Global Currents International All Cap Opportunity Fund	0-15%

Royce Special Equity Fund	0-15%

Royce Total Return Fund	0-15%

Royce Value Fund	0-15%

Legg Mason Batterymarch Emerging Markets Trust	0-10%

Legg Mason Esemplia Emerging Markets Equity Fund	0-10%

Western Asset Inflation Indexed Plus Bond Portfolio	0-20%

Legg Mason International Opportunities Bond Fund	0-15%

Western Asset Absolute Return Portfolio	0-15%

Western Asset Core Plus Bond Portfolio	0-15%

Western Asset High Yield Portfolio	0-10%

Legg Mason Strategic Real Return Fund	0-10%

The portfolio invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the portfolio, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the portfolio purchases Class IS shares if the underlying fund offers Class IS shares, or Class I shares. The portfolio invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The portfolio’s investment objective and principal investment strategies may be changed by the Board without shareholder or policyholder approval.

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More on the portfolio’s investment strategies, investments and risks cont’d

Underlying funds
The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the portfolio may invest. Each of the underlying funds is managed by the portfolio’s investment manager or an affiliate of the portfolio’s investment manager. The investment manager for each of the Legg Mason Funds and Western Asset Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). The investment manager for each of the Royce Funds is Royce & Associates, LLC.

	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Legg Mason Capital Management American Leading Companies Trust	0.91%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Capital Management Growth Trust, Inc.	0.85%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above-average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities. The fund may invest in convertible securities.

Legg Mason Capital Management Opportunity Trust	0.99%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may sell securities and other instruments short. The fund may also borrow money for investment purposes in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.”

Legg Mason ClearBridge Aggressive Growth Fund	0.75%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio managers believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund also may invest in derivatives and engage in short sales.

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	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Appreciation Fund	0.62%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in the securities of foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Capital Fund	0.82%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium sized companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the portfolio managers. The fund may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Equity Income Builder Fund	0.93%	The fund primarily seeks a high level of current income and secondarily seeks long-term capital appreciation. Normally, the fund will invest at least 80% of its net assets in equity securities. The fund will invest a significant portion of its assets in equity securities that pay dividends. The fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The fund may invest in issuers of any size. The fund may invest up to 20% of its assets in fixed income securities of any quality, including lower-rated, high-yielding debt securities. The fund may also invest in derivatives and engage in short sales.

Legg Mason ClearBridge Fundamental All Cap Value Fund	0.80%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund also may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Value Fund	0.70%	Seeks long-term growth of capital. Current income is a secondary objective. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may also invest in other equity securities and in debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest in various types of fixed income securities, including up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Certain of the fixed income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Growth Fund	0.92%	Seeks long-term capital growth. Normally the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest up to 10% of its assets in securities of foreign issuers. The fund may engage in short sales and invest in derivatives.

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	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Legg Mason ClearBridge Mid Cap Core Fund	0.83%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its net assets in equities of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap® 400 Index or the Russell Midcap® Index. The fund may invest up to 25% of its assets in securities of foreign issuers The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Small Cap Growth Fund	0.82%	Seeks long-term growth of capital. Normally the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of U.S. and foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Small Cap Value Fund	1.02%	The fund seeks long-term capital growth. Normally, the fund invests at least 80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0.80%	Seeks long-term capital appreciation. Normally the fund invests at least 80% of its net assets in U.S. equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund has exposure to growth and value equities of large capitalization companies and seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Legg Mason Capital Management Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index, or in “special situations.” The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade. The fund also may invest in derivatives.

Legg Mason Capital Management Value Trust, Inc.	0.76%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and, therefore, seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade. The fund also may invest in derivatives.

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	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Royce Special Equity Fund	1.05%	The fund seeks long-term growth of capital. Normally, the fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities. The fund invests primarily in the equity securities of small- and micro-cap companies, those with market capitalizations up to $2.5 billion. The fund’s adviser applies a value approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism.

Royce Total Return Fund	1.04%	Seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in dividend-paying securities of small- and micro-capitalization companies. Of the more than 7,100 small- and micro-capitalization companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-capitalization securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Value Fund	1.04%	Seeks long-term growth of capital. The fund’s assets are primarily invested in the equity securities of small- and mid-capitalization companies, those with stock market capitalizations from $500 million to $5 billion, that the adviser believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the adviser believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small-and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

International Equity

Legg Mason Batterymarch International Equity Trust	0.86%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund also may invest in derivatives.

Legg Mason Global Currents International All Cap Opportunity Fund	0.99%	Seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund normally invests at least 80% of its net assets in a diversified portfolio of equity securities and may invest up to 20% of its net assets in debt securities (including up to 10% of its net assets in below investment grade securities). The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large-, mid- or small-sized market capitalizations and may operate in any market sector. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary. The fund may engage in short sales and invest in derivatives.

Emerging Market Equity

Legg Mason Batterymarch Emerging Markets Trust	1.25%	Seeks long-term capital appreciation. The fund’s adviser normally invests substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund invests in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

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	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Legg Mason Esemplia Emerging Markets Equity Fund	1.35%	Seeks to provide long-term capital growth. Normally the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, as well as other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index. There are no limitations on the market capitalizations of the companies in which the fund may invest. Debt securities, other than convertible securities, must be rated investment grade.

Global Equity

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

High Yield Fixed Income

Western Asset High Yield Portfolio	0.61%	Seeks to maximize total return, consistent with prudent investment management. Normally the fund will invest at least 80% of its net assets in U.S. dollar denominated debt securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

U.S. Core Fixed Income

Western Asset Absolute Return Portfolio	0.80%	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Normally the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Plus Bond Portfolio	0.43%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target average modified duration of the fund is expected to range within 30% of the duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed income securities of various maturities and, normally invests at least 80% of its net assets in debt securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

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	Estimated
Underlying fund U.S. equity	expense ratio*	Investment objectives and principal investment strategies

Western Asset Inflation Indexed Plus Bond Portfolio	0.30%	Seeks to maximize total return and preserve capital. Normally the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund invests in fixed income securities of any maturity; however, the fund’s target average effective duration is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the average modified duration of the fund is expected to fluctuate is 6-12 years. The fund sells protection in connection with credit default swaps relating to corporate debt securities. The notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40%. The fund maintains an average credit quality of at least A/A and invests up to 30% of its net assets in securities rated below AAA/Aaa.

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

International Fixed Income

Legg Mason International Opportunities Bond Fund	0.65%	Seeks to maximize total return consisting of income and capital appreciation. Normally the fund invests a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. The fund invests in the sovereign debt and currencies of countries in the Citigroup World Government Bond Index ex-U.S. In addition, normally the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. Normally the fund holds a portfolio of debt securities of issuers located in a minimum of six countries. The fund invests in both investment grade and below investment grade securities, and invests less than 35% of its total assets in below investment grade securities. The fund maintains an average weighted portfolio quality of A or better. The average weighted duration of the fund’s portfolio ranges from 1 to 10 years but for individual markets may be greater or lesser depending on the prospects for lower interest rates and the potential for capital gains. The fund may engage in a variety of transactions using derivatives.

*	As of the fiscal year end most recently completed prior to the date of each underlying fund’s prospectus, semi-annual or annual shareholder report (net of extraordinary expenses).

More on the investments of the underlying funds
By owning shares of underlying funds, the portfolio invests indirectly, in varying degrees, in fixed income and equity securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Equity investments
Subject to its particular investment policies, an underlying fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (REITs).

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Fixed income investments
Subject to its particular investment policies, an underlying fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments
Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or in the form of depositary receipts representing an interest in those securities.

Sovereign debt
Certain underlying funds may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

High yield, lower quality securities
Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds
Certain underlying funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the Nasdaq-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Mortgage-backed and asset-backed securities
Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities
Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

Repurchase agreements
The underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase

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that security from the buyer at a mutually agreed upon time and price. An underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement are monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings
Certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, an underlying fund sells securities to a counterparty, in return for cash, and the underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. An underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management
The underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets a fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing
The underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Derivatives and hedging techniques
The underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies, options on these futures, forward foreign currency contracts and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the underlying fund’s portfolio

•	As a substitute for buying or selling securities

•	For certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

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Should an underlying fund invest in derivatives, the underlying fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the underlying fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Commodity-linked instruments
Certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

Real estate investment trusts (REITs)
Certain underlying funds may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)
Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes
Certain underlying funds may invest in structured notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Short sales
Certain underlying funds may sell securities short. A short sale is a transaction in which a fund sells securities it does not own in anticipation of a decline in the market price of the securities.

Securities lending
Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements in order to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Portfolio turnover
Certain underlying funds may engage in rapid and frequent trading of their portfolio securities.

Portfolio rebalancing
Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or

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invests in a substantial portion of an underlying fund. The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds.

Other investments
The portfolio reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds, including equity securities and fixed income securities. These investments may include securities of non-U.S. issuers.

The portfolio may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent the portfolio invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The portfolio may also use other strategies and invest (through the underlying funds) in other investments that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of securities described in this Prospectus or in the SAI.

Selection process
The portfolio managers periodically adjust the allocation of the portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The portfolio managers may allocate the portfolio’s assets to underlying Legg Mason-affiliated funds that have a limited performance history. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Risks of investments in the underlying funds
Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities, subject to any applicable regulatory requirements. Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than larger companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization

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companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemptions or for other cash needs, the underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the portfolio’s exposure to those factors.

Stock market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for an underlying fund’s adviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If market prices of securities owned by an underlying fund fall, the value of the portfolio’s investment in that underlying fund will decline.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by an underlying fund or a counterparty to a financial contract with an underlying fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is

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downgraded or the credit quality or value of any underlying assets declines, the value of the portfolio’s investment in that underlying fund could decline. In addition, an underlying fund may incur expenses to protect the underlying fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. An underlying fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects an underlying fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause an underlying fund’s share price to be more volatile.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce an underlying fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries. Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In a changing and developing market, an underlying fund’s adviser may have difficulty selling the underlying fund’s portfolio securities in acceptable amounts or at acceptable prices.

Commodities risk. An underlying fund’s investment in commodity-linked instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Portfolio selection risk. The value of your investment may decrease if an underlying fund’s portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

REIT risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

ETF risk. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based and will expose the underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “Short ETFs” which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value and, therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities.

MLP risk. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices.

Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

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Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the portfolio’s subadviser and the advisers of the underlying fund. These market conditions may continue or get worse.

Portfolio turnover risk. Frequent trading increases transaction costs, which could detract from an underlying fund’s performance.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks described above of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on an underlying fund. Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make an underlying fund less liquid and harder to value, especially in declining markets. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since an underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect an underlying fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

Fund rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the portfolio’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus the portfolio’s performance. The impact of rebalancing is likely to be greater when the portfolio owns, redeems or invests in a substantial portion of an underlying fund.

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More on the portfolio’s investment strategies, investments and risks cont’d

The portfolio’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying funds. Such actions may delay the rebalancing of the portfolio’s investments in the event of significant market or other events that may require more rapid action.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

Reverse repurchase agreements and leveraging risk. An underlying fund may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the underlying fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Cash management and defensive investing risk. The value of the investments held by the underlying funds for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If an underlying fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of an underlying fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Non-diversification risk. The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the portfolio invests its assets in fewer underlying funds, the portfolio will be more susceptible to negative events affecting those funds. The underlying funds in which the portfolio invests may be either diversified or non-diversified.

Valuation risk. Many factors may influence the price at which an underlying fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the underlying fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, an underlying fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when an underlying fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and

Legg Mason Variable Lifestyle Allocation 85% | 25

currencies may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

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Portfolio holdings

The portfolio’s policies and procedures with respect to the disclosure of its investments are described in the SAI.

For more information about the portfolio’s portfolio holdings, please visit the portfolio’s website at http://www.leggmason.com/individualinvestors/products/index.aspx and click on the name of the portfolio in the dropdown menu under the caption, “Variable Investments.”

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More on portfolio management

Manager and subadviser
LMPFA is the portfolio’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the portfolio and manages the portfolio’s cash and short-term instruments. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the portfolio. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2010, LMGAA’s total assets under management were approximately $4.8 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $681.6 billion.

Portfolio managers
LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of the portfolio. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the portfolio since 2003. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has been a portfolio manager of the portfolio since 2001. Mr. Purdy has 14 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

Management fee
The portfolio does not pay a management fee. For more information regarding the management fees of the underlying funds, please consult the SAI.

A discussion regarding the basis for the Board’s approval of the portfolio’s current management agreement with LMPFA and subadvisory agreement with LMGAA is available in the portfolio’s Annual Report for the fiscal period ended December 31, 2009.

Expense limitation
The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds)), subject to recapture as described below. As a result, the portfolio’s total annual operating expenses are not expected to exceed 0.20%. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the portfolio’s total annual operating expenses exceeding this limit or any other lower limit then in effect.

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More on portfolio management cont’d

Distribution
LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the portfolio’s sole and exclusive distributor.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the portfolio. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the portfolio’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the portfolio, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the portfolio to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the portfolio on which fees are being charged.

Possible conflicts of interest
The portfolio’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the portfolio may invest in certain underlying funds for which the portfolio’s subadviser serves as adviser. Furthermore, the portfolio’s Board serves in a similar position for certain underlying Legg Mason equity funds, and certain of the portfolio’s officers serve in similar positions for the underlying Legg Mason and Western Asset funds. Thus, if the interests of the portfolio and the underlying funds were ever to diverge, it is possible that a conflict of interest could affect how the Board and officers of the portfolio fulfill their fiduciary duties to the portfolio and the underlying funds. For example, the subadviser may have an incentive to allocate the portfolio’s assets to those funds for which it serves as adviser and receives advisory fees. The portfolio’s Board believes that the portfolio has been structured to avoid these concerns. However, a situation could occur where proper action for the portfolio could be adverse to the interests of an underlying fund, or the reverse. If such situation were to arise, the portfolio’s Board and officers, the affected underlying funds and LMPFA would carefully analyze the situation and take all steps they believe reasonable to mitigate, and where possible eliminate, the potential conflict. Moreover, the portfolio has adopted limitations on aggregate investments in the underlying funds to reduce conflicts. The manager and the subadviser engage in close and continuous monitoring to avoid, insofar as is possible, these concerns.

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Share transactions

Availability of the portfolio
Shares of the portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the portfolio are sold at the portfolio’s net asset value next determined after receipt by the portfolio or its agent of a purchase request in good order.

The interests of different variable insurance products investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio’s Board currently does not foresee any disadvantages to investors arising from the fact that the portfolio may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the portfolio and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the portfolio’s shareholders.

The portfolio reserves the right to reject any specific purchase order.

Redemption of shares
The redemption price of the shares of the portfolio will be the net asset value next determined after receipt by the portfolio of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The portfolio will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

The portfolio has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash. Subject to applicable law, the portfolio may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent trading of portfolio shares
Frequent purchases and redemptions of portfolio shares may interfere with the efficient management of the portfolio, increase portfolio transaction costs, and have a negative effect on the portfolio’s long-term shareholders. For example, in order to handle large flows of cash into and out of the portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the portfolio’s investment objective. Frequent trading may cause the portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the portfolio’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the portfolio’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the portfolio’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the portfolio and other funds sold by LMIS (the portfolio’s distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the LMIS-distributed funds may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the portfolio or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of portfolio shares.

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Share transactions cont’d

Under the policies and procedures adopted by the LMIS-distributed funds, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS-distributed funds, if that shareholder has engaged in one or more “Round Trips” in any LMIS-distributed fund. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular LMIS-distributed funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a LMIS-distributed fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a LMIS-distributed fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The portfolio’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts or through eligible pension or other qualified plans. The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds portfolio shares for a number of its customers in one account. The portfolio’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the portfolio’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Each LMIS-distributed fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies of the LMIS-distributed funds provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the portfolio or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although each LMIS-distributed fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. Each LMIS-distributed fund, including the portfolio, reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

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Dividends, distributions and taxes

The portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the portfolio must meet certain income and asset diversification tests and minimum distribution and investor control requirements. As a regulated investment company meeting these tests and requirements, the portfolio will not be subject to federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the portfolio intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the portfolio qualifies as a “regulated investment company,” each segregated asset account investing in the portfolio will be entitled to “look through” to the portfolio’s portfolio in order to satisfy the diversification requirements. As noted above, the portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable Treasury requirements regarding investor control. If the portfolio should fail to comply with the diversification or investor control requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the portfolio were to become adequately diversified.

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Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The portfolio calculates its net asset value every day the NYSE is open. The portfolio generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the portfolio will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

Orders to buy, redeem or exchange shares at a certain day’s price must be received by the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the portfolio’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the portfolio’s Board.

Investments in underlying funds are valued at the net asset value per share of the class of the underlying funds held by the portfolio as determined each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities. The following generally describes how the underlying funds in the Legg Mason funds complex value their securities:

•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The portfolio uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem the portfolio’s shares.

•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the portfolio might reasonably expect to receive upon a current sale of the security. The portfolio may also use fair value procedures if the manager determines that a significant

Legg Mason Variable Lifestyle Allocation 85% | 33

event has occurred between the time at which a market price is determined and the time at which the portfolio’s net asset value is calculated.

Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A portfolio that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the portfolio could obtain the value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different methodology.

34 | Legg Mason Variable Lifestyle Allocation 85%

Financial highlights

The financial highlights table is intended to help you understand the performance of the portfolio for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. The information in the following table has been derived from the portfolio’s and the predecessor portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 30, 2007 is that of the portfolio’s predecessor.

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]

Net asset value, beginning of period	$7.73	$12.75	$14.39	$13.46	$12.06	$11.62

Income (loss) from operations:
Net investment income[4]	0.20	0.23	0.24	0.14	0.06	0.05

Net realized and unrealized gain (loss)	2.92	(4.97)	(0.71)	0.94	1.40	0.44

Total income (loss) from operations	3.12	(4.74)	(0.47)	1.08	1.46	0.49

Less distributions from:
Net investment income	(0.22)	(0.20)	(0.22)	(0.15)	(0.06)	(0.05)

Net realized gains	—	(0.08)	(0.95)	—	—	—

Total distributions	(0.22)	(0.28)	(1.17)	(0.15)	(0.06)	(0.05)

Net asset value, end of period	$10.63	$7.73	$12.75	$14.39	$13.46	$12.06

Total return[5]	40.53%†	(37.53)%	(3.87)%	8.02%	12.11%	4.18%

Net assets, end of period (000s)	$89,463	$59,371	$83,678	$81,954	$94,062	$100,318

Ratios to average net assets:
Gross expenses[6]	0.21%[7,8]	0.15%[8]	0.32%[8,9]	0.38%[10]	0.35%	0.35%

Net expenses[6]	0.19 [7,8,11]	0.12 [8,11,12]	0.32 [8,9,12]	0.37 [10,11]	0.35	0.35 [11]

Net investment income	2.52 [7]	2.30	1.87	0.97	0.50	0.38

Portfolio turnover rate	10%	34%	19%	108%	50%	4%

[1]	For the period from February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

[10]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 39.87%.

Legg Mason Variable Lifestyle Allocation 85% | 35

Appendix A

The performance information below relates to underlying Legg Mason-affiliated funds in which the portfolio may invest. The percentage of the portfolio’s assets that may be invested in any particular underlying fund is limited. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future. Certain underlying funds may have a limited or no performance history.

This performance information is presented with respect to an underlying fund’s Class IS or I (or equivalent) shares.

Average annual total returns				Since	Inception
(for the periods ended December 31, 2009)	1 year	5 years	10 years	inception	date[1]

Legg Mason Batterymarch Emerging Markets Trust	76.57%	N/A	N/A	(2.85)%	08/29/08

Legg Mason Batterymarch International Equity Trust	20.92%	N/A	N/A	(14.63)%	08/04/08

Legg Mason Batterymarch U.S. Large Cap Equity Fund	22.47%	N/A	N/A	(11.02)%	04/30/08

Legg Mason Capital Management American Leading Companies Trust	31.98%	(4.25)%	N/A	(0.37)%	06/14/01

Legg Mason Capital Management Growth Trust, Inc.	43.92%	(6.96)%	N/A	(4.62)%	03/04/04

Legg Mason Capital Management Opportunity Trust	85.37%	(4.51)%	N/A	2.69%	06/26/00

Legg Mason Capital Management Special Investment Trust, Inc.	80.47%	(0.62)%	3.89%	N/A	12/01/94

Legg Mason Capital Management Value Trust, Inc.	41.96%	(7.13)%	(2.24)%	N/A	12/01/94

Legg Mason ClearBridge Aggressive Growth Fund	33.46%	N/A	N/A	(6.59)%	08/04/08

Legg Mason ClearBridge Appreciation Fund	21.98%	N/A	N/A	(3.25)%	08/04/08

Legg Mason ClearBridge Capital Fund	41.12%	(0.13)%	4.24%	N/A	12/17/76

Legg Mason ClearBridge Equity Income Builder Fund	25.13%	0.85%	3.53%	N/A	02/07/96

Legg Mason ClearBridge Fundamental All Cap Value Fund	30.42%	N/A	N/A	(4.45)%	08/04/08

Legg Mason ClearBridge Large Cap Value Fund	24.04%	0.93%	2.87%	N/A	05/29/58

Legg Mason ClearBridge Large Cap Growth Fund	41.87%	0.74%	(0.83)%	N/A	10/15/97

Legg Mason ClearBridge Mid Cap Core Fund	34.97%	N/A	N/A	(3.43)%	08/04/08

Legg Mason ClearBridge Small Cap Growth Fund	43.08%	N/A	N/A	(6.39)%	08/04/08

Legg Mason ClearBridge Small Cap Value Fund	33.35%	0.04%	N/A	8.52%	04/14/03

Legg Mason Esemplia Emerging Markets Equity Fund	88.96%	N/A	N/A	15.00%	01/03/05

Legg Mason Global Currents International All Cap Opportunity Fund	31.38%	N/A	N/A	(6.88)%	08/04/08

Legg Mason International Opportunities Bond Fund	N/A	N/A	N/A	0.33%	12/28/09[2]

Legg Mason Strategic Real Return Fund	N/A	N/A	N/A	N/A	02/26/10

Royce Special Equity Fund	28.38%	4.06%	12.02%	N/A	05/01/98

Royce Total Return Fund	26.22%	1.97%	8.55%	N/A	12/15/93

Royce Value Fund	44.71%	6.22%	N/A	11.27%	06/14/01

Western Asset Absolute Return Portfolio	32.81%	N/A	N/A	11.99%	08/04/08

Western Asset Core Plus Bond Portfolio	26.11%	N/A	N/A	14.08%	08/04/08

Western Asset High Yield Portfolio	56.74%	N/A	N/A	9.87%	08/04/08

Western Asset Inflation Indexed Plus Bond Portfolio	12.99%	N/A	N/A	11.39%	12/28/08

[1]	The inception date shown is the inception date of the class of shares of the underlying fund in which the portfolio invests.

[2]	Returns are not annualized.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

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Legg Mason Variable
Lifestyle Allocation 85%

You may visit the portfolio’s website at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the portfolio’s investments is available in the portfolio’s Annual and Semi-Annual Reports to shareholders. In the portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The SAI provides more detailed information about the portfolio and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the portfolio or obtain shareholder reports or the SAI (without charge) by calling Funds Investor Services at 1-800-822-5544 or by writing to the portfolio at 55 Water Street, New York, New York 10041.

Information about the portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Shares of the portfolio are offered only to insurance company separate accounts, which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts and plans.

(Investment Company Act
file no. 811-21128)
FD02967ST 04/10

Filed under Rule 497(c)
File no. 333-91278

April 30, 2010

Legg Mason Partners Variable Equity Trust
Legg Mason Variable Lifestyle Allocation 85%
Legg Mason Variable Lifestyle Allocation 70%
Legg Mason Variable Lifestyle Allocation 50%

55 Water Street
New York, New York 10041
Fund Investor Services 1-800-822-5544

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with each current prospectus (each a “prospectus,” and collectively the “prospectuses”) of Legg Mason Variable Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Variable Lifestyle Allocation 70% (“Allocation 70%”) and Legg Mason Variable Lifestyle Allocation 50% (“Allocation 50%”) (individually, a “portfolio” and collectively, the “portfolios”), each dated April 30, 2010, each as amended or supplemented from time to time. The SAI is incorporated by reference in its entirety into each prospectus. Effective April 30, 2007, each portfolio assumed the assets and liabilities of its respective predecessor portfolio. Certain historical information for periods prior to April 30, 2007 is that of each portfolio’s predecessor. The portfolios are series of Legg Mason Partners Variable Equity Trust (the “Trust”), a Maryland business trust. Prior to November 2, 2009, Allocation 85% was named Legg Mason Partners Variable Lifestyle Allocation 85%, Allocation 70% was named Legg Mason Partners Variable Lifestyle Allocation 70%, and Allocation 50% was named Legg Mason Partners Variable Lifestyle Allocation 50%.

Each of the three portfolios offers different levels of potential return and involves different levels of risk. Each of the portfolios seeks to achieve its investment objective by investing in a number of open-end management investment companies or series thereof (“underlying funds”) for which Legg Mason Investment Services (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), now or in the future acts as principal underwriter or for which Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), or another affiliate of Legg Mason, now or in the future acts as investment manager.

Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”) and to qualified retirement and pension plans. Individuals holding policies are referred to herein as “Policyholders.” Individuals may not purchase shares of any portfolio directly from the Trust. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Additional information about a portfolio’s investments is available in the portfolio’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. Each portfolio’s prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the portfolio (each called a “Service Agent”), from the Participating Insurance Companies and qualified pension and retirement plans, by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the portfolios’ website at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses. LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each portfolio’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the prospectuses or this SAI in connection with the offerings made by the prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the portfolios or the distributor. The prospectuses and this SAI do not constitute offerings by the portfolios or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

WHY INVEST IN THE PORTFOLIOS

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification.

Each of the portfolios invests in a select group of underlying funds suited to the portfolio’s particular investment objective. The allocation of assets among underlying funds within each portfolio is determined by the portfolios’ manager, LMPFA, and subadviser, Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”), according to fundamental and quantitative analysis. Since the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a portfolio’s investments among underlying funds. The portfolios are intended to provide a simple and conservative approach to helping investors meet retirement and other long-term goals.

Although they invest primarily in shares of other mutual funds, each portfolio may also invest directly in the types of securities held by the underlying funds, including common and preferred stocks; securities convertible into common stocks; warrants and depositary receipts; fixed income securities, including U.S. government securities, money market instruments, mortgage-related securities and repurchase agreements. These investments may include securities of non-U.S. issuers.

Each portfolio may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

In addition to direct investments, each portfolio may invest in Exchange Traded Funds Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of securities. As with other investments in shares of mutual funds, a portfolio holding shares of an Exchange Traded Fund will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio’s own operations.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Each portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

Each portfolio’s prospectus discusses the portfolio’s investment objective and policies. The following discussion supplements the description of each portfolio’s investment policies in its prospectus.

Each prospectus also discusses the investment objectives of each of the underlying funds in which the portfolios may invest. In pursuing their investment objectives, each of the underlying funds is permitted to engage in a wide range of investment policies. Because the portfolios invest in the underlying funds, shareholders of each portfolio will be affected by these investment policies in direct proportion to the amount of assets each portfolio allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest, the investment policies and portfolio strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the portfolios or the underlying funds will be achieved.

Principal Investment Strategies

Allocation 85%.  The investment objective of this portfolio is capital appreciation. The portfolio is a fund of funds. The portfolio’s assets are allocated among certain Legg Mason-affiliated mutual funds, which are primarily equity funds. The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed income securities). The portfolio also allocate a portion of its assets to underlying funds that seek to guard against inflation, called “real return funds.” The portfolio’s target allocation is 85% in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed income securities. There is no guarantee that the portfolio will achieve its investment objective.

Allocation 70%.  The investment objective of this portfolio is long-term growth of capital. The portfolio is a fund of funds. The portfolio’s assets are allocated among certain Legg Mason-affiliated mutual funds, which are primarily equity funds. The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed income securities). The portfolio also allocate a portion of its assets to underlying funds that seek to guard against inflation, called “real return funds.” The portfolio’s target allocation is 70% in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed income securities. There is no guarantee that the portfolio will achieve its investment objective.

Allocation 50%.  The investment objective of this portfolio is balance of growth of capital and income. The portfolio is a fund of funds. The portfolio’s assets are allocated among certain Legg Mason-affiliated equity and fixed income funds. The portfolio organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed income securities). The portfolio also allocate a portion of its assets to underlying funds that seek to guard against inflation, called “real return funds.” The portfolio’s target allocation is 50% in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed income securities. There is no guarantee that the portfolio will achieve its investment objective.

Each portfolio may also invest directly in the types of securities held by the underlying funds and certain other instruments. See “Why Invest in the Portfolios.”

INVESTMENT PRACTICES AND RISK FACTORS

The portfolios’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the portfolios, which all involve risks of varying degrees.

Because the portfolios invest primarily in the underlying funds, rather than directly in securities or other investments, the strategies or risks below are described by reference to the underlying funds. However, to the extent that the portfolios invest directly in securities and other instruments, the strategies and risks described below are also directly applicable to the portfolios.

Equity Securities

General.  Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

Common Stocks.  Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock.  Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Investments.  Each of the portfolios will invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation, nationalization or confiscatory taxation; withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. An underlying fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of an underlying fund are uninvested and no return can be earned on them. The inability of an underlying fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to an underlying fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since certain underlying funds may invest in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of a fund’s shares, and also may affect the value of dividends and interest earned by an underlying fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

The operating expenses of an underlying fund that invests in foreign securities can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a portfolio investing in such fund.

Each portfolio, through its investment in certain of the underlying funds or directly, may invest in securities of emerging markets. The risks of investing in foreign securities are heightened for investments in emerging markets and securities of their governments.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. A fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an underlying fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the underlying fund’s board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Equity-Linked Notes.   Equity-linked notes, or ELNs, are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where an underlying fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

American, European and Continental Depositary Receipts.  Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Certain underlying funds may also invest in EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs, which sometimes are referred to as Continental Depositary Receipts, are issued in bearer form and are designed for use in European securities markets.

For purposes of a portfolio’s investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership in common stock will be treated as common stock.

Warrants.  A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Fixed Income Securities

General.  Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the underlying funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody’s Investors Service (“Moody’s”) (Aaa or Aa) or Standard & Poor’s, a subsidiary of The McGraw Hill Companies, Inc. (“S&P”) (AAA or AA) or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the underlying fund’s adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in floating and variable rate income securities, including securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

High Yield Securities.  Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in securities rated below investment grade, that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments.  Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. Government Securities.  U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as securities issued by Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a fund or an underlying fund may invest in obligations issued by such an instrumentality if its adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a fund or the underlying fund, as the case may be.

Inflation-Indexed Securities.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. An underlying fund may invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If an underlying fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the underlying fund may experience a loss if there is a subsequent period of deflation. An underlying fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period an underlying fund holds the security, the underlying fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, an underlying fund investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (“Code”).

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities. An underlying fund may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Real Estate Investment Trusts (“REITs”).  REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While an underlying fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of an underlying fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which an underlying fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, an underlying fund could be required to issue revised notices to its shareholders changing the character of the underlying fund’s distributions.

An underlying fund may invest wholly or partially in REITs by investing in exchange-traded funds (“ETFs”) that invest in REITs.

Mortgage-Related Securities.  Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as an underlying fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The underlying funds may buy mortgage-related securities without insurance or guarantees if the adviser determines that the securities are an appropriate investment for the underlying fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by a fund, the fund could experience delays in liquidating both its position and losses. An underlying fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. An underlying fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, an underlying fund’s adviser may, consistent with the underlying fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, an underlying fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Mortgage Dollar Rolls.  Each of the portfolios, through its investment in certain of the underlying funds, may enter into mortgage dollar rolls. A fund may enter into dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. The fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The funds execute mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where a fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases the fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

Foreign Government Securities.  Among the foreign government securities in which each of the portfolios may invest, through its investment in certain of the underlying funds or directly, are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Brady Bonds.  Each of the portfolios, through its investment in certain of the underlying funds or directly, may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

A significant amount of the Brady Bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Bank Obligations.  Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each held by the underlying fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

When-Issued Securities and Delayed-Delivery Transactions.  To secure an advantageous price or yield, each of the portfolios, through its investment in certain of the underlying funds or directly, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a portfolio or an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a portfolio or an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed income government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by a portfolio or an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Zero Coupon, Discount and Payment-in-Kind Securities.  Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Yankee Bonds.  Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Premium Securities.  Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria.  In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a portfolio or an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the portfolio’s subadviser or the adviser of the underlying fund will consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in the NRSROs or their rating systems, or due to a corporate reorganization, a portfolio or an underlying fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective(s) and policies.

Derivative Transactions

General.  Each portfolio, through its investment in certain of the underlying funds, may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to enhance its return or to attempt to hedge its investments, among other things, as described in the underlying fund’s prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the advisers of the underlying funds expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The portfolios and underlying funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Each Financial Instrument purchased for an underlying fund is reviewed and analyzed by its adviser to assess the risk and reward of each such instrument in relation to the underlying fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the underlying fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an underlying fund’s portfolio. In a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. In a long hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, an underlying fund does not own a corresponding security and, therefore, the transaction does not relate to a security the underlying fund owns. Rather, it relates to a security that the underlying fund intends to acquire. If the underlying fund does not complete the hedge by purchasing the security as anticipated, the effect on the underlying fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the underlying fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

1. Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

2. When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match an underlying fund’s current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an underlying fund’s investments well. Options and futures prices are affected by factors which may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

4. An underlying fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

5. An underlying fund may be subject to the risk that the other party to a transaction in a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

6. Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as an underlying fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options on Securities.  Each of the portfolios, through its investment in certain of the underlying funds and directly, may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

An underlying fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and, “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options only on national securities exchanges or in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although an underlying fund generally will purchase or write only those options for which the adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options.  Each of the portfolios, through its investment in certain of the underlying funds, may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An underlying fund may engage in stock index options transactions when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions.  Each of the portfolios, through its investment in certain of the underlying funds, may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

To attempt to hedge against adverse movements in exchange rates between currencies, an underlying fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked-to-market daily in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options.  Each of the portfolios, through its investment in certain of the underlying funds, may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three-, six- and nine-month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts.  The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate-but not totally offset-the decline in the value of the fund.

Each of the portfolios, through its investment in certain of the underlying funds or directly, may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

No consideration will be paid or received by an underlying fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although an underlying fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

The CFTC has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, a fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Futures Contracts.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of a fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Foreign Commodity Exchanges.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements.  Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with its custodian. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Swap agreements will tend to shift an underlying fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the fund enters into swaps, caps, floors or collars will be monitored by the subadviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

Credit Default Swaps.  Certain underlying funds may enter into credit default swaps. Credit default swap contracts involve special risks and may result in losses to a portfolio or underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Credit default swap transactions may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Commodity-Linked Derivative Instruments.  Investments by an underlying fund in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which an underlying fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Code.

An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive, because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative, because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. There is a risk that even when a commodity’s price is rising, contango could create negative roll returns and result in a loss to an underlying fund.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Other Investments and Risks

Repurchase Agreements.  Certain of the underlying funds, and each portfolio, may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The adviser, acting under the supervision of the Board of Trustees (the “Board”), reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the portfolios and the underlying funds, along with other affiliated entities managed by LMPFA or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Repurchase agreements, as utilized by an underlying fund or a portfolio, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Securities Lending.  Consistent with applicable regulatory requirements, the underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. An underlying fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, an underlying fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned.

Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) an underlying fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) an underlying fund must be able to terminate the loan at any time; (d) an underlying fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) an underlying fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, an underlying fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the term of the loan. Loans may be made to firms deemed by the adviser to the underlying fund to be of good standing and may not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  Each of the portfolios, through its investment in certain of the underlying funds, may from time to time sell securities short. A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market price of that security. To effect a short sale, the fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When a fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund closes its short position or replaces the borrowed security, the fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-the-market) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

An underlying fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever the fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that an underlying fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

An underlying fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

In addition, as a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.

Short Sales against the Box.  Each of the portfolios, through its investment in certain of the underlying funds, may enter into short sales “against the box.” A fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted Securities.  Each of the portfolios, through its investment in certain of the underlying funds, may invest in securities the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) TDs maturing in more than seven calendar days, (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing an underlying fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”) or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and a fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Reverse Repurchase Agreements.  Each of the portfolios, through its investment in certain underlying funds, may enter into reverse repurchase agreements with banks or broker/dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the underlying fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund’s custodian consisting of U.S. government securities, cash or cash equivalents. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer, or its trustee or receiver, may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Leveraging.  Each of the portfolios, through its investment in certain of the underlying funds, may from time to time leverage their investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the NAV of the underlying fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the NAV of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Therefore, leverage may exaggerate changes in the NAV of a fund’s shares and in a fund’s yield. Although the principal or stated value of such borrowings will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Investments in Other Mutual Funds.  The investments of each portfolio are concentrated in underlying funds, so each portfolio’s investment performance is directly related to the investment performance of the underlying funds it holds. The ability of each portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by LMGAA. There can be no assurance that the investment objective of any portfolio or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The portfolios will invest only in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the portfolios, at NAV and, accordingly, will not pay any sales loads or 12b-1 service or distribution-related fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Legg Mason affiliated funds that are applicable to the class of shares owned by the portfolio. The investment returns of each portfolio, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses are in addition to the expenses that the fund bears directly in connection with its own operations.

When a portfolio redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the portfolio’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the portfolio does not want to invest in such securities directly, it will liquidate such securities as soon as practicable. The liquidation of securities may cause a portfolio to incur brokerage or other transaction costs. In addition, there can be no assurance that when a portfolio sells these securities, it would receive the value attributed to the securities by the underlying fund.

Securities of Unseasoned Issuers.  Each portfolio, through its investment in certain of the underlying funds or directly, may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Non-Publicly Traded and Illiquid Securities.  The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying funds’ advisers believe it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

Forward Roll Transactions.  Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund’s NAV per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s NAV per share to decrease faster than would otherwise be the case.

Exchange-Traded Funds (“ETFs”).  An underlying fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities,. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and an underlying fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, an underlying fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on an underlying fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising. (See “Commodity-linked Derivative Instruments” above)

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to an underlying fund’s ability to purchase securities issued by other investment companies apply. However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. The SEC has issued such exemptive orders to certain ETFs in which an underlying fund may invest, which permits investment companies to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, an underlying fund generally may acquire up to 25% of the assets of an ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to an underlying fund’s ability to purchase securities issued by other investment companies apply. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Exchange-Traded Notes (“ETNs”).  An underlying fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are publicly traded on a U.S. securities exchange. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When an underlying fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its NAV.

Master Limited Partnerships (“MLPs”).  An underlying fund may invest in MLPs, which are limited partnerships (or similar entities) that are operated by one or more general partners. Limited partners own the remainder of the partnership through limited partnership interests (often referred to as “common units”) and have a limited role in the partnership’s operations and management. Common units generally are registered with the SEC and are publicly traded on U.S. securities exchanges or in the OTC market, and their value generally fluctuates based on prevailing market conditions and the success of the MLP. When investing in an MLP, an underlying fund will purchase publicly traded common units.

Investing in MLPs is subject to the risks applicable to investing in a partnership as compared to a corporation, including fewer protections afforded to investors. For instance, owners of common units in an MLP may have limited voting rights and no ability to elect directors. Unitholders of an MLP generally are limited in their liability, but creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs generally engage in natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices.

Non-Diversified Portfolios.  Each portfolio and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified.

Restrictions on Foreign Investment.  Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

INVESTMENT POLICIES

The portfolios have adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the portfolio present at a shareholder meeting, if the holders of more than 50% of the voting power of the portfolio are present in person or represented by proxy, or (b) more than 50% of the voting power of the portfolio. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

Each portfolio’s fundamental investment policies are as follows:

(1) The portfolio may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The portfolio may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no portfolio contemplates borrowing money for leverage, but if a portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act.

Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one- third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the portfolio’s manager or subadviser believes the income justifies the attendant risks. The portfolio also will be permitted by this policy to make loans of money, including to other funds. A portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Each portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its SAI.

Under Section 12(d)(l)(g) of the 1940 Act, each portfolio may invest substantially all of its assets in the underlying funds.

Due to its investment objectives and policies, each portfolio will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the portfolios’ investment programs set forth in the prospectuses, each portfolio may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each portfolio will invest will not concentrate more than 25% of its total assets in any one industry.

Non-Diversified Status

The portfolios are currently classified as non-diversified under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, as a non-diversified fund, a portfolio can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the portfolios are subject to greater risk than diversified funds.

Portfolio Turnover

For reporting purposes, a portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by each fund.

For the fiscal year ended January 31, 2009 and the fiscal period ended December 31, 2009, the portfolio turnover rates were as follows:

	Fiscal Year	Fiscal Period
Name of Portfolio	Ended 01/31/09	Ended 12/31/09

Allocation 85%	34%	10%
Allocation 70%	26%	11%
Allocation 50%	24%	11%

The turnover rates of the underlying funds ranged from 0% to 258% during their most recent fiscal years. The underlying funds have do not limit their portfolio turnover rate should the adviser deem it advisable to purchase or sell securities. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectuses.

Voting

Each portfolio offers its shares only for purchase by insurance company separate accounts. Thus, the Partcipating Insurance Companies are technically the shareholders of each portfolio’s shares, and under the 1940 Act, are deemed to be in control of each portfolio’s shares. Nevertheless, with respect to any portfolio’s shareholder meeting, a Participating Insurance Company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the Participating Insurance Company and to the extent required by law. Shares of any portfolio attributable to contract owner interests for which no voting instructions are received will be voted by a Participating Insurance Company in proportion to the shares for which voting instructions are received.

MANAGEMENT

The Board is responsible for overseeing the management and operations of the portfolios. The Board elects officers who are responsible for the day-to-day operations of the Trust and portfolios and who execute policies authorized by the Board.

The Trustees, including the Trustees who are not “interested persons” of the portfolios (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of the Trust, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they have held during the past five years are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees:
Paul R. Ades Born 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	52	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None
Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and since 2000	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)	52	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None
Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)	52	None
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	President, The Saint Louis Brewery, Inc. (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason or its affiliates; formerly, President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGMI”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)	133	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002-2006)

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

†	Mr. Gerken is an “interested person” of the portfolios, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 146 funds associated with LMPFA and its affiliates; President of LMPFA (since 2006); Chairman, President and CEO of certain mutual funds associated with Legg Mason or its affiliates; President and CEO, SBFM and Chairman, President and CEO, CFM (formerly registered investment advisers) (since 2002); formerly, Managing Director of CGMI (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessor (2002 to 2005)
John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 and 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessor (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)
Steven Frank Born 1967 55 Water Street New York, NY 10041	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2001 to 2005)
Albert Laskaj Born 1977 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason & Co. (since 2008); Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2005	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason fund complex.

Each Trustee previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the portfolios, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Trustee: his character and integrity; his service as a board member of predecessor funds; his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that his service would be consistent with the requirements of the Trust’s retirement policies; as to each Trustee other than Mr. Gerken, his status as not being an “interested person” of each portfolio, as defined in the 1940 Act; and, as to

Mr. Gerken, his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Gerken serves as Chairman of the Board and is an interested person of each portfolio.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

Each Trustee has served as a board member of the portfolios and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Maryatt has substantial experience in business focusing on real estate development. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Gerken has been the Chairman and Chief Executive Officer of the Trust and other funds in the fund complex since 2002 and has substantial experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of four Independent Trustees. The Lead Independent Trustee (the “Lead Trustee”) serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for interaction between management and the Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the portfolios, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel The Board has determined that its committees help ensure that each portfolio has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate, given Legg Mason’s sponsorship of the portfolios and that investors have selected Legg Mason to provide overall management to the portfolios. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the portfolios’ subadviser.

The Audit Committee oversees the scope of each portfolio’s audit, its accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of each portfolio’s accounting, auditing and financial reporting practices, the qualifications and independence of each portfolio’s independent registered public accounting firm and each portfolio’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of each portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each portfolio’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the portfolio’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each portfolio’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager and subadviser as may reasonably be necessary to evaluate the terms of each portfolio’s investment management agreement and subadvisory agreement, and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the portfolios and portfolio management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of each portfolio and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the portfolios, primarily the portfolios’ manager and subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the portfolios, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the portfolios, the Board oversees risk management of the portfolios’ investment programs and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the portfolios and their service providers. The Board has emphasized to the portfolios’ manager and subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The portfolios are subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a portfolio. The portfolios’ manager, the portfolios’ subadviser, the affiliates of the manager and the subadviser, or various service providers to the portfolios employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the portfolios’ and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and other service providers, such as the portfolios’ independent registered public accounting firm, make periodic reports to the Performance Committee or Audit Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each portfolio’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met seven times during the fiscal year ended December 31, 2009. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committees met four, one, four, four and one time(s), respectively, during the fiscal period ended December 31, 2009.

The following table shows the amount of equity securities owned by the Trustees in each portfolio and other investment companies in the fund complex overseen by the Trustees as of December 31, 2009.

Aggregate Dollar
Range of Equity
	Dollar Range			Securities in
	of Equity			Registered Investment
	Securities in			Companies Overseen
Name of Trustee	85% ($)	70% ($)	50% ($)	by Trustee ($)

Independent Trustee
Paul R. Ades	None	None	None	Over 100,000
Andrew L. Breech	None	None	None	Over 100,000
Dwight B. Crane	None	None	None	Over 100,000
Frank G. Hubbard	None	None	None	Over 100,000
Howard J. Johnson	None	None	None	None(1)
David E. Maryatt	None	None	None	Over 100,000
Jerome H. Miller	None	None	None	Over 100,000
Ken Miller	None	None	None	Over 100,000
John J. Murphy	None	None	None	Over 100,000
Thomas F. Schlafly	None	None	None	Over 100,000
Jerry A. Viscione	None	None	None	Over 100,000
Interested Trustee
R. Jay Gerken	None	None	None	Over 100,000

(1)	As of December 31, 2009, Mr. Maryatt had between $10,001 – $50,000 invested in Legg Mason funds not overseen by him as a Trustee.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the portfolios, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the portfolios.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person” of the portfolios, as defined in the 1940 Act, does not receive compensation from the portfolios for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each portfolio pays a pro rata share of the Trustees’ fees based upon asset size. Each portfolio currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Lead Trustee receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Performance, Contract and Compensation Committees receive an additional $12,500 per year. Other members of the Performance, Contract and Compensation Committees receive an additional $10,000 per year.

Officers of the Trust receive no compensation from the portfolios, although they may be reimbursed by the portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

						Number of
				Total Pension or	Total	Portfolios in
				Retirement	Compensation	Fund
	Aggregate Compensation			Benefits Paid as	from Fund	Complex
	from the Portfolios(2)($)			Part of Fund	Complex Paid	Overseen by
Name of Trustee	85%	70%	50%	Expenses($)	to Trustee(3)($)	Trustee(3)

Independent Trustees
Paul R. Ades	469	420	762	None	193,000	52
Andrew L. Breech	476	420	774	None	195,000	52
Dwight B. Crane	523	467	848	None	218,000	52
Robert M. Frayn, Jr.(4)	469	420	762	None	193,000	52
Frank G. Hubbard	469	420	762	None	193,000	52
Howard J. Johnson	444	400	729	None	190,500	52
David E. Maryatt	469	420	762	None	193,000	52
Jerome H. Miller	475	424	771	None	194,500	52
Ken Miller	469	420	762	None	192,000	52
John J. Murphy	496	443	805	None	205,500	52
Thomas F. Schlafly	469	420	762	None	193,000	52
Jerry A. Viscione	469	420	762	None	193,000	52
Interested Trustee
R. Jay Gerken(1)	0	0	0	None	0	133

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

(2)	Information is for the fiscal period ended December 31, 2009.

(3)	Information is for the calendar year ended December 31, 2009.

(4)	Mr. Frayn retired from the Board effective December 31, 2009.

As of April 5, 2010, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each portfolio.

As of April 5, 2010, to the knowledge of the portfolios, the following shareholders or “groups” (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned, beneficially or of record, 5% or more of the outstanding shares of each portfolio:

		Percent of
Portfolio	Name and Address	Shares

Allocation 50%	MetLife Insurance Co Of Connecticut Attn Shareholder Accounting Dept Attn: Terrence Santry 501 Boylston St Boston, MA 02116-3769	82.50%
Allocation 50%	ING USA Annuity & Life Insurance Company Attn Fund Accounting 1475 Dunwoody Dr West Chester, PA 19380-1478	9.71%
Allocation 50%	MetLife Investors USA Ins Co MetLife Investors USA Separate Account A 5 Park Plz Ste 1900 Irvine, CA 92614-2549	5.91%
Allocation 70%	MetLife Insurance Co Of Connecticut Attn Shareholder Accounting Dept Attn: Terrence Santry 501 Boylston St Boston, MA 02116-3769	79.33%
Allocation 70%	ING USA Annuity & Life Insurance Company Attn Fund Accounting 1475 Dunwoody Dr West Chester, PA 19380-1478	14.90%
Allocation 85%	MetLife Insurance Co Of Connecticut Attn Shareholder Accounting Dept Attn: Terrence Santry 501 Boylston St Boston, MA 02116-3769	37.16%
Allocation 85%	ING USA Annuity & Life Insurance Company Attn Fund Accounting 1475 Dunwoody Dr West Chester PA 19380-1478	7.12%
Allocation 85%	MetLife Investors USA Ins Co MetLife Investors USA Separate Account A 5 Park Plz Ste 1900 Irvine, CA 92614-2549	54.60%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each portfolio pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to each portfolio and manages the cash and short-term instruments of the portfolios. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of

December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $681.6 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the portfolios’ Board, to provide each portfolio with investment research, advice, management and supervision; furnish a continuous investment program for each portfolio’s securities holdings and other investments consistent with each portfolio’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more subadvisory agreements, as described below.

The manager performs administrative and management services as reasonably requested by the portfolios necessary for the operation of the portfolios, such as (i) supervising the overall administration of the portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the portfolios’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the portfolios’ existence; and (v) maintaining the registration and qualification of the portfolios’ shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the portfolios (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the portfolios when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the portfolios (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). No Management Agreement is assignable by the Trust except with the consent of the manager. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA will (i) maintain office facilities for the portfolios, (ii) furnish the portfolios with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the portfolios, (iii) prepare reports to each portfolio’s shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities. LMPFA will bear all of the expenses of its employees and overhead in connection with its duties under each Management Agreement.

No fee is charged under any Management Agreement. Prior to December 1, 2007, each portfolio paid LMPFA out of its assets a monthly fee in arrears equal to 0.35% per annum of the portfolio’s average daily net assets during the month.

For the period from February 1, 2009 to December 31, 2009 and for the fiscal years ended January 31, 2009 and January 31, 2008, the management fees paid to LMPFA for each portfolio were as follows:

Portfolio	12/31/2009*	1/31/2009	1/31/2008	1/31/2007

Allocation 85%	$0	$0	$237,165	$298,389
Allocation 70%	$0	$0	$361,468	$470,769
Allocation 50%	$0	$0	$641,292	$810,469

*	For the period from February 1, 2009 to December 31, 2009.

Subadviser

LMGAA serves as the subadviser to each portfolio pursuant to a subadvisory agreement between the manager and LMGAA with respect to each portfolio (the “Subadvisory Agreement”). LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and section 529 plans.

Under each Subadvisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage each portfolio in accordance with the portfolio’s stated investment objective(s) and policies, assist in supervising all aspects of the portfolio’s operations, make investment decisions for the portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the portfolio.

Each Subadvisory Agreement will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the portfolio’s Board or by a majority of the outstanding voting securities of the applicable portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the applicable portfolio (as defined in the 1940 Act) may terminate a Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Subadvisory Agreement on 90 days’ written notice to the portfolio and the manager. The manager or the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

The subadviser does not receive a fee from the manager. Prior to December 1, 2007, the manager paid the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Prior to April 30, 2007, ClearBridge Advisors, LLC (“ClearBridge”) served as each portfolio’s subadviser. ClearBridge is a wholly-owned subsidiary of Legg Mason. ClearBridge received a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

For the period ended December 31, 2009, for the fiscal years ended January 31, 2009 and January 31, 2008, the following subadvisory fees were paid to ClearBridge or LMGAA, as applicable:

	12/31/2009*	1/31/2009	1/31/2008	1/31/2007**

Allocation 85%	$0	$0	$25,699	$81,806
Allocation 70%	$0	$0	$134,685	$123,752
Allocation 50%	$0	$0	$305,237	$248,594

*	For the period from February 1, 2009 to December 31, 2009.
**	For the period from August 1, 2006 to January 31, 2007.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the portfolios. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the portfolios) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Portfolio	Registered Investment	Other Pooled Investment
Portfolio	Manager(s)	Companies	Vehicles	Other Accounts

Allocation 85%	Steven Bleiberg	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	40 other pooled investment vehicles with approximately $2.7 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)
	Andrew Purdy	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	27 other pooled investment vehicles with approximately $0.4 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)
Allocation 70%	Steven Bleiberg	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	40 other pooled investment vehicles with approximately $2.7 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)
	Andrew Purdy	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	27 other pooled investment vehicles with approximately $0.4 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)
Allocation 50%	Steven Bleiberg	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	40 other pooled investment vehicles with approximately $2.7 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)
	Andrew Purdy	19 registered investment companies with approximately $1.7 billion in total assets under management (none of which pay a performance fee)	27 other pooled investment vehicles with approximately $0.4 billion in assets under management (none of which pay a performance fee)	1 other account with approximately $0.2 billion in total assets under management (which does not charge a performance fee)

Portfolio Manager Compensation

LMGAA investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned; however, senior management considers a number of factors when determining compensation, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups over a 1, 3 and 5-year period.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the funds’ portfolio managers.

The manager, the subadviser, the portfolios and the underlying funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the portfolios, or by the underlying funds, will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention (portfolios and underlying funds).  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities (underlying funds).  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies (underlying funds).  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers (underlying funds).  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation (portfolios and underlying funds).  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of subadviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities (portfolios and underlying funds).  The manager, the subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager, the subadviser and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by the portfolios’ portfolio managers as of December 31, 2009. None of the portfolio managers own portfolio shares because portfolio shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Dollar Range of
Portfolio Manager(s)	Portfolio	Ownership of Securities

Steven Bleiberg	Allocation 85%	None
	Allocation 70%	None
	Allocation 50%	None
Andrew Purdy	Allocation 85%	None
	Allocation 70%	None
	Allocation 50%	None

Expenses

In addition to amounts payable under the Management Agreements, each portfolio is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the portfolio; Board fees; audit fees; travel expenses of officers, Trustees and employees of the portfolio, if any; the portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the portfolio and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the portfolio is a party and any legal obligation which the portfolio may have to indemnify the portfolio’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the portfolios’ prospectuses. The contractual and voluntary expense caps, waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm) and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously forgone or reimbursed by the manager to the portfolio during the same fiscal year if the portfolio’s total annual operating expenses have fallen to a level below the expense cap shown in the each portfolio’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in a portfolio’s total annual operating expenses exceeding the expense cap.

Each portfolio, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of each of the underlying funds in which the portfolios may invest is set forth below as a percentage rate of the underlying fund’s average net assets:

Underlying Funds for the Portfolio	Management Fees

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0.75%
Legg Mason Capital Management American Leading Companies Trust	0.70%
Legg Mason Capital Management Growth Trust, Inc.	0.70%
Legg Mason Capital Management Opportunity Trust	0.76%
Legg Mason ClearBridge Aggressive Growth Fund	0.72%
Legg Mason ClearBridge Appreciation Fund	0.59%
Legg Mason ClearBridge Capital Fund	0.74%
Legg Mason ClearBridge Equity Income Builder Fund	0.73%
Legg Mason ClearBridge Fundamental All Cap Value Fund	0.74%
Legg Mason ClearBridge Large Cap Value Fund	0.60%
Legg Mason ClearBridge Large Cap Growth Fund	0.74%
Legg Mason Capital Management Special Investment Trust, Inc.	0.70%
Legg Mason Capital Management Value Trust, Inc.	0.67%
Legg Mason Batterymarch International Equity Trust	0.75%
Legg Mason Global Currents International All Cap Opportunity Fund	0.85%
Legg Mason ClearBridge Mid Cap Core Fund	0.75%
Legg Mason ClearBridge Small Cap Growth Fund	0.75%
Legg Mason ClearBridge Small Cap Value Fund	0.75%
Legg Mason International Opportunities Bond Fund	0.50%
Legg Mason Strategic Real Return Fund	0.75%
Royce Special Equity Fund	1.00%
Royce Total Return Fund	0.98%
Royce Value Fund	1.00%
Western Asset Core Plus Bond Portfolio	0.40%
Western Asset Absolute Return Portfolio	0.75%
Western Asset High Yield Portfolio	0.55%
Western Asset Inflation Indexed Plus Bond Portfolio	0.20%
Additional Underlying Funds for the Allocation 70% and Allocation 85% Portfolios
Legg Mason Batterymarch Emerging Markets Trust	1.00%
Legg Mason Esemplia Emerging Markets Equity Fund	0.85%

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as each portfolio’s sole and exclusive distributor pursuant to a written agreement (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a portfolio as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the portfolio’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the portfolios. State Street, among other things, maintains a custody account or accounts in the name of the portfolios, receives and delivers all assets for the portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the portfolios and makes disbursements on behalf of the portfolios. State Street neither determines the portfolio’s investment policies, nor decides which securities the portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. Pursuant to an agreement between the Trust and State Street, State Street will act as a securities lending agent and will locate securities for an underlying fund to borrow for short sales. State Street will receive a share of the income generated by any such securities lending activities and will receive compensation for any such borrowings.

Boston Financial Data Services, Inc. (the “transfer agent”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the portfolios’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the portfolios, handles certain communications between shareholders and the portfolios and distributes dividends and distributions payable by the portfolios. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the portfolios during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the portfolios.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each portfolio’s financial statements and financial highlights for the fiscal year ending December 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the portfolios, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the code of ethics of the portfolios, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the portfolios, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the portfolios, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the portfolios as required for the portfolios to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the portfolios’ securities holdings are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how each portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the portfolios’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF THE PORTFOLIOS

Investment in the Trust is available only to owners of either VA contracts or VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both VA contracts and VLI policies separate accounts to be invested simultaneously in a portfolio. However, the Trust does not currently foresee any disadvantages to the owners of the different Policies which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each Participating Insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of portfolio shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the portfolio. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by owners of VA contracts and those given by owners of VLI policies. If the Board were to conclude that separate series of the Trust should be established for VA contracts and VLI policies, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, Policyholders would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

PURCHASE OF SHARES

Each portfolio offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and each portfolio’s Prospectus dated April 30, 2010, as amended from time to time, along with the Policy prospectus.

Shares of each portfolio are offered to Separate Accounts at their NAV next determined after receipt of an order by a Participating Insurance Company or a qualified retirement or pension plan. The offering of shares of a portfolio may be suspended from time to time and the portfolios reserve the right to reject any purchase order.

Sales Charges and Surrender Charges

The portfolios do not assess any sales charge, either when they sell or when they redeem shares. Surrender charges may be assessed under the Policies, as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses. Shares of the portfolios are currently offered exclusively to Policyholders.

REDEMPTION OF SHARES

The portfolios will redeem their shares presented by the separate accounts and qualified plans for redemption.

Redemption payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of a portfolio and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectuses under “Share price” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

VALUATION OF SHARES

The NAV per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see the prospectus for a description of the procedures used by the portfolios in valuing their assets.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

The following table sets forth certain information regarding the payment of brokerage commissions by each portfolio for the fiscal years ended January 31, 2008 and January 31, 2009 and for the period ended December 31, 2009:

Portfolio	1/31/2007	1/31/2008	1/31/2009	12/31/2009*

Allocation 85%	$24,324	$3,404	$3,711	$0
Allocation 70%	$37,751	$0	$1,631	$0
Allocation 50%	$14,136	$0	$1,251	$0

*	For the period from February 1, 2009 to December 31, 2009.

Decisions to buy and sell shares of the underlying funds for the portfolios are made by the underlying funds’ investment advisers, subject to the overall supervision and review of the boards.

The portfolios contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The portfolios’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

For the fiscal years ended January 31, 2008 and 2009 and for the period ending December 31, 2009, the portfolios did not pay any brokerage commissions to LMIS or its affiliates. For the fiscal years ended January 31, 2008 and 2009 and for the period ending December 31, 2009, the portfolios did not pay any underwriting discounts or commissions; compensation on redemptions and repurchases; or other compensation to LMIS or its affiliates other than that disclosed elsewhere in this SAI.

In certain instances there may be securities that are suitable as an investment for a portfolio as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the portfolios and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a portfolio. When purchases or sales of the same security for a portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the period ended December 31, 2009, none of the portfolios held securities issued by their regular brokers or dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information, that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Generally, the funds disclose their complete portfolio holdings approximately 15 days after month end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of December 31, 2009, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None

Recipient	Frequency	Delay Before Dissemination

Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

The Trust.  The certificate of trust to establish Legg Mason Partners Variable Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. On April 30, 2007, the portfolios were redomiciled as series of the trust. Prior thereto, the portfolios were series of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust. Prior to the reorganization of the portfolios as series of Legg Mason Partners Variable Portfolios IV, the portfolios were series of Legg Mason Partners Lifestyle Series, Inc., a Maryland corporation.

The portfolios are a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A portfolio is not required to hold an annual meeting of shareholders, but the portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares rather than all series or classes.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a portfolio, as a series of the trust, represents an interest in the portfolio only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that a portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each portfolio sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the portfolio at the end of the period covered. In an effort to reduce the portfolios’ printing and mailing costs, each portfolio consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each portfolio also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

TAXES

The following is a summary of certain material U.S. federal income tax considerations that may affect the portfolios and their shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the portfolios or to all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Treatment of the Portfolios

Each portfolio will be treated as a separate taxpayer for U.S. federal income tax purposes with the result that: (a) each portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a fund-wide) basis.

Each portfolio intends to qualify separately each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the portfolio’s taxable year, (i) at least 50% of the market value of the portfolio’s assets is represented by cash, securities of other regulated investment companies (including the underlying funds and many Exchange Traded Funds), U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Underlying fund investments in partnerships, including in qualified publicly traded partnerships, may result in an underlying fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided the portfolio satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A portfolio will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For purposes of

Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable Treasury requirements regarding investor control. If a portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

The Code imposes a 4% nondeductible excise tax on a portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the separate accounts). Such distributions are automatically reinvested in additional shares of that portfolio at NAV and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the portfolio in computing its taxable income. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, that portfolio may be required to recognize any net built-in gains with respect to certain assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to certain assets of the portfolio if it had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a portfolio should fail to qualify as a regulated investment company, such portfolio would be considered as a single investment, which may result in contracts invested in that portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Distributions of an underlying fund’s investment company taxable income including short-term capital gains from its current and accumulated earnings and profits (“regular dividends”) are generally taxable as ordinary income and cannot be offset by capital losses of the portfolios.. Distributions of the excess of an underlying fund’s net long-term capital gain over its net short-term capital loss, which are properly designated as “capital gain dividends,” are taxable as long-term capital gain to a portfolio that invests in the fund, regardless of how long the portfolio has held the fund’s shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a portfolio of shares of any underlying fund, a portfolio generally will realize a capital gain or loss, which will be long-term or short-term, generally depending upon the portfolio’s holding period for the shares. Certain tax rules may cause such sales or dispositions to be recharacterized as dividends by the underlying funds. The portfolios and the underlying funds intend to take the position that redemptions from the underlying funds will be respected as “redemptions” and will not be treated as dividends, but the IRS could disagree and take the position that the portfolios are limited in their ability to recognize losses on redemptions. In addition, losses realized upon redemptions from underlying funds, if preceded or succeeded by reinvestments into the same funds, may result in a substantial number of “wash sales” with deferral for tax purposes, perhaps indefinitely, of such realized losses.

During the taxable year ended December 31, 2009, Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50% did not utilize any of their respective capital loss carryover available from prior years. As of December 31, 2009, the portfolios had the following net capital loss carryforwards remaining:

	Lifestyle	Lifestyle	Lifestyle
Year of Expiration	Allocation 85%	Allocation 70%	Allocation 50%

12/31/2011	$12,312,804	$12,404,012	$0
12/31/2012	$3,119,343	$10,439,486	$0
12/31/2013	$1,280,698	$3,049,716	$0
12/31/2016	$0	$1,548,306	$6,640,552
12/31/2017	$1,217,675	$4,794,598	$12,981,017

	$17,930,520	$32,236,118	$19,621,569

A portion of these losses are subject to certain limitations for tax purposes due to an ownership change that took place in a previous year.

Tax Treatment of the Underlying Funds

Each underlying fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the portfolios.

An underlying fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the portfolios and thus to the shareholders. These provisions also (a) will require an underlying fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

An underlying fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by such underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, an underlying fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

An underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the underlying fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the underlying fund’s investments (including depository receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. An underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a portfolio or an underlying fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments. If more than 50% of the value of an underlying fund’s assets at the close of any taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect to treat certain foreign taxes paid by it as paid by its shareholders (including the portfolios) that own its shares. Such a portfolio would then be required to include its proportionate share of the electing fund’s foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Each of the portfolios may invest in some underlying funds that expect to be eligible to make the above-described election. While a portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the portfolios will not have the option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time an underlying fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

If any underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amount would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, an underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service. By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans

Because shares of a portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans. For information regarding the tax treatment of distributions from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

A portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a portfolio were to sell its shares to other categories of shareholders, the portfolio may fail to comply with applicable Treasury requirements regarding investor control. If a portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the portfolios and the investors. Current and prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds including the portfolios (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, and against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI, a former distributor of the fund and other affiliated funds (the “Funds”), and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the 1940 Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

As of the date of this SAI, the portfolios’ investment manager believes that resolution of the pending lawsuit will not have a material effect on or the ability of the portfolios’ investment manager and its affiliates to continue to render services to the portfolios under their respective contracts.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the portfolios (Statements of Assets and Liabilities), including the Schedules of Investments as of December 31, 2009, Statements of Operations for the period from February 1, 2009 to December 31, 2009 and for the year ended January 31, 2009, Statements of Changes in Net Assets for the period from February 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended January 31, 2009, Financial Highlights for the period from February 1, 2009 to December 31, 2009 and for each of the years in the five-year period ended January 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the portfolios), are incorporated by reference into this SAI (filed on March 3, 2010, Accession Number 0000950123-10-020456).

Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings a subsidiary of the McGraw-Hill Companies, Inc. and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note:  Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus ( — ): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus ( — ) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures
October 2009

I. Types of Accounts for Which LMGAA Votes Proxies

II. General Guidelines

III. How LMGAA Votes

IV. Proxy Voting for Funds of Funds

V. Proxy Voting With Respect to Exchange-Traded Fund Shares

VI. Conflicts of Interest Procedures

VII. Other Considerations

VIII. Disclosure of Proxy Voting

IX. Recordkeeping and Oversight

LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures

I.	Types of Accounts for Which LMGAA Votes Proxies

Legg Mason Global Asset Allocation, LLC (“LMGAA” or “we”) provides investment advisory services consisting primarily of asset allocation and manager or fund selection advisory services to clients as an adviser to a “Fund of Funds,” as an adviser to a Section 529 college savings plan (“529 Plan”) or as a “Manager of Managers.”

“Fund of Funds” clients include U.S. registered investment companies advised by LMGAA that invest in shares of U.S. registered investment companies (“Underlying Funds”). 529 Plans advised by LMGAA also invest in shares of Underlying Funds. Any proxy voting with respect to shares of Underlying Funds held by a Fund of Funds or a 529 Plan, for which LMGAA acts as an adviser or sub-adviser with the power to vote proxies, is subject to this Proxy Voting Policy and Procedure. LMGAA advises other clients through manager of manager arrangements in which the various segments of each client’s multi-style investment portfolio are individually managed by a number of investment advisers (“Underlying Advisers”). As a manager of managers, LMGAA determines asset allocations to each Underlying Adviser, and LMGAA generally does not advise the client or otherwise make recommendations with respect to the purchase, holding or disposition of shares of individual securities. With respect to such manager of manager arrangements, LMGAA generally does not exercise any proxy voting authority with respect to the securities of individual corporate issuers held in the client’s portfolio. Such authority is reserved or delegated to the Underlying Advisers which have investment authority over such securities. For any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such proxy voting authority is reserved or delegated to the Underlying Advisers unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.

In the case of certain manager of manager client accounts, LMGAA may provide investment advisory services with respect to securities of individual corporate issuers as the manager of a portfolio sleeve (“LMGAA Managed Portfolio Sleeve”). If LMGAA has proxy voting authority with respect to such individual securities, its exercise of such authority will be subject to this Proxy Voting Policy and Procedure.

In connection with a transition from one Underlying Fund or Underlying Adviser to another, a client may temporarily hold a basket of securities (e.g., due to an Underlying Fund’s satisfaction of a redemption out of such fund on an in-kind basis) during the transition period. In such event, LMGAA will seek to liquidate the securities received as soon as practicable unless the successor Underlying Fund or the successor Underlying Adviser indicates that it is willing to accept such securities. LMGAA does not seek to vote proxies with respect to such securities (should one or more proxy record dates happen to fall within a transition period) because of the transitory nature of LMGAA’s holdings of such securities and the scope of LMGAA’s responsibilities with respect to such securities.

These policies and procedures are intended to fulfill applicable requirements imposed on LMGAA by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and ERISA, and the rules and regulations adopted under these laws.

II.	General Guidelines

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage, and, in the case of ERISA accounts, for the

III.	How LMGAA Votes

A.	Underlying Funds

LMGAA has determined that proxy voting with respect to shares of Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that LMGAA has proxy voting authority with respect to shares of Underlying Funds, LMGAA shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II.

LMGAA’s proxy voting authority on behalf of a Fund of Funds with respect to shares of Underlying Funds advised by LMGAA’s affiliates is subject to the provisions of Section IV. LMGAA’s proxy voting authority on behalf of client accounts with respect to shares of exchange-traded funds (“ETFs”) is subject to the provisions of Section V.

B.	Individual Securities

In voting proxies with respect to individual securities held in a LMGAA Managed Portfolio Sleeve, LMGAA’s policy is generally to vote in accordance with the recommendations of Risk Metrics Group’s ISS Governance Services unit (“ISS”), a recognized authority on proxy voting and corporate governance. In instances where ISS has not made any recommendations with respect to a proxy issue, LMGAA will generally vote in accordance with ISS’s proxy voting guidelines. Attached is a concise summary of ISS’s standard proxy voting guidelines relating to domestic proxies.

LMGAA is not required to follow ISS’s recommendations, and retains full responsibility for voting proxies in accordance with the general principles described in Section II. An individual portfolio manager or investment team may vote contrary to ISS’s recommendation on a proxy issue or contrary to ISS’s general proxy voting guidelines if they believe such a contrary vote to be in clients’ best interests. Different portfolio managers and investment teams may vote differently on the same issue, depending upon their respective assessments of clients’ best interests.

IV.	Proxy Voting for Funds of Funds

With respect to proxy voting for any Fund of Funds investing in Underlying Funds advised by LMGAA’s affiliates, proxies for the shares of any such Underlying Fund generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such Underlying Fund. LMGAA may vote such proxies in accordance with other voting procedures approved by the Proxy Voting Committee (see Appendix C), provided such procedures comply with applicable law and/or regulatory requirements.

V.	Proxy Voting With Respect to Exchange-Traded Fund Shares

With respect to proxy voting of shares of an Underlying Fund that is an ETF advised by an adviser which is unaffiliated with LMGAA, LMGAA will vote such proxies in accordance with the general fiduciary principles set forth in Section II; provided that LMGAA will vote such proxies in accordance with an echo voting procedure to the extent required by LMGAA’s Section 12(d)(1) Procedures. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II, and such procedures are subject to review by the Proxy Voting Committee.

VI.	Conflicts of Interest Procedures

In furtherance of LMGAA’s goal to vote proxies in the best interests of its clients, LMGAA follows procedures designed to identify and address material conflicts that may arise between LMGAA’s interests and those of its clients before voting proxies relating to shares of Underlying Funds or individual securities. The conflicts of interest procedures set forth in this Section VI do not apply to proxy voting for a Fund of Funds with respect to shares of an Underlying Fund advised by LMGAA or one of its affiliates given the voting protocol for Funds of Funds set forth in Section IV. The conflicts of interest procedures set forth in this Section VI do apply to Section 529 Plans.

A.	Procedures for Identifying Conflicts of Interest

LMGAA relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. The policy memorandum attached hereto as Appendix A shall be distributed periodically to LMGAA employees by LMGAA’s Chief Compliance Officer (“CCO”). The policy memorandum alerts LMGAA employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMGAA with respect to voting proxies relating to investment companies and individual securities on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMGAA’s CCO.

2. LMGAA shall bring all proxies relating to investment companies for which LMGAA or an affiliate serves as the sponsor, manager, adviser or sub-adviser (“Affiliated Funds”) to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

3. LMGAA shall maintain an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of LMGAA’s annual revenues. LMGAA shall bring all proxies relating to securities issued by such a client to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

4. As a general matter, LMGAA takes the position that relationships between a non-LMGAA Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-LMGAA Legg Mason affiliate) do not present a conflict of interest for LMGAA in voting proxies with respect to such issuer because LMGAA operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between LMGAA and certain other Legg Mason business units. As noted above, LMGAA employees are under an obligation to bring conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-LMGAA Legg Mason officer or employee to influence proxy voting by LMGAA, to the attention of LMGAA’s CCO.

5. On the basis of information gathered pursuant to paragraphs A.1-A.3 above, LMGAA’s CCO shall maintain an up to date list of Underlying Funds and individual securities with respect to which LMGAA has a potential conflict of interest in voting proxies on behalf of client accounts. LMGAA shall not vote proxies on behalf of clients relating to investment companies or individual securities where a potential conflict of interest has been identified until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section VI.B & C below.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. LMGAA shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such LMGAA personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

2. All conflicts of interest identified pursuant to the procedures outlined in Section VI.A. must be brought to the attention of the Proxy Voting Committee by LMGAA’s CCO for resolution. A proxy issue relating to an individual security that will be voted in accordance with ISS’s recommendation or in accordance with ISS’s general proxy voting guidelines generally does not need to be brought to the attention of the Proxy Voting Committee for a conflict of interest review because LMGAA’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with ISS’ recommendation or general proxy voting guidelines.

3. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMGAA’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LMGAA’s CCO shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

4. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LMGAA may vote proxies on behalf of the client account notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted on behalf of a client account. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a) disclosing the conflict to clients and obtaining their instruction as to how to vote;

(b) voting shares in proportion to how other shareholders have voted (also known as “mirror” or “echo” voting);

(c) voting in accordance with the recommendation of an independent third party;

(d) suggesting to clients that they engage another party to vote the proxy on their behalf;

(e) in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

(f) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

2. LMGAA’s CCO shall maintain a written record of the conflict and the method used to resolve the material conflict of interest.

D.	Third Party Proxy Voting Firm — Conflicts of Interest

To the extent that LMGAA utilizes a third party proxy voting firm such as ISS to assist LMGAA in voting proxies, the Proxy Voting Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

VII.  Other Considerations

In certain situations, LMGAA may determine not to vote proxies on behalf of a client because LMGAA believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which LMGAA may determine not to vote proxies on behalf of a client include:

(1) Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, LMGAA will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) Securities on Loan

Certain clients of LMGAA, such as an institutional client or a mutual fund for which LMGAA acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. LMGAA typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, LMGAA will request that the client recall shares that are on loan so that such shares can be voted if LMGAA believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of LMGAA and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LMGAA’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

VIII.	Disclosure of Proxy Voting

LMGAA employees may not disclose to others outside of LMGAA (including employees of other Legg Mason business units) how LGMAA intends to vote a proxy absent prior approval from the Compliance Department.

If a LMGAA employee receives a request to disclose LMGAA’s proxy voting intentions to, or is otherwise contacted by, another person outside of LMGAA (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify LMGAA’s CCO.

IX.	Recordkeeping and Oversight

LMGAA shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by LMGAA that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how LMGAA voted proxies on behalf of the client, and a copy of any written response by LMGAA to any (written or oral) client request for information on how LMGAA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of LMGAA.

With respect to each Fund of Funds and LMGAA Managed Portfolio Sleeve for which LMGAA votes proxies, LMGAA shall maintain such records as are necessary to allow such client to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, LMGAA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Appendix B2

Memorandum

To:    All Legg Mason Global Asset Allocation, LLC (LMGAA) Employees

From:  LMGAA Chief Compliance Officer

Date:            , 2009

Re:    LMGAA Proxy Voting Policy and Procedures-Conflicts of Interest with respect to Proxy Voting

Legg Mason Global Asset Allocation, LLC (LMGAA) currently has in place a proxy voting policy and procedures designed to ensure that LMGAA votes investment company proxies in the best interest of its clients. Accompanying this memorandum is a copy of LMGAA’s Proxy Voting Policy and Procedures (2009). The Proxy Voting Policy and Procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, LMGAA EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF LMGAA IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF LMGAA’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF THE COMPLIANCE DEPARTMENT.

All LMGAA employees must play an important role in helping our organization identify potential conflicts of interest that could impact LMGAA’s proxy voting. LMGAA employees need to (i) be aware of the potential for conflicts of interest on the part of LMGAA in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) bring conflicts of interest of which they become aware to the attention of the Compliance Department.

A conflict of interest arises when the existence of a personal or business relationship on the part of LMGAA or one of its employees or special circumstances that arise during the conduct of LMGAA’s business might influence, or appear to influence, the manner in which LMGAA decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a LMGAA employee has a spouse or other close relative who serves as a director or senior executive of an issuer. Another example would be a situation in which there was contact between LMGAA and non-LMGAA personnel in which the non-LMGAA Legg Mason personnel, on their own initiative or at the prompting of a client of a non-LMGAA unit of Legg Mason, tried to exert pressure to influence LMGAA’s proxy vote. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for LMGAA. You are encouraged to raise and discuss with the Compliance Department particular facts and circumstances that you believe may raise conflict of interest issues for LMGAA.

As described in the Proxy Policy and Procedures, LMGAA has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by the Compliance Department as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted. As described in the Proxy Policies and Procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that LMGAA employees should report all conflicts of interest of which they become aware to the Compliance Department. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of LMGAA employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of the Compliance Department is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the LMGAA employee. Please consult the Compliance Department if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

Appendix B3

Proxy Voting Committee Members

Investment Representatives

Steven Bleiberg
Wayne Lin

Legal Representatives

Leonard Larrabee
Thomas Mandia
Michael Scanlon

Compliance Representatives

Fred Jensen
Kwame Moses

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

Appendix B4

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

Copyright © 2010 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2010 proxy voting guidelines can be found in the Jan. 15, 2010, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis

www.riskmetrics.com

Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

* * * * *

Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

•	Board Accountability

•	Board Responsiveness

•	Director Independence

•	Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders-i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

—	A classified board structure;

—	A supermajority vote requirement;

—	Majority vote standard for director elections with no carve out for contested elections;

—	The inability for shareholders to call special meetings;

—	The inability for shareholders to act by written consent;

—	A dual-class structure; and/or

—	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

—	Degree to which absences were due to an unavoidable conflict;

—	Pattern of absenteeism; and

—	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

* * * * *

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

* * * * *

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

—	Egregious compensation practices;

—	Multiple related-party transactions or other issues putting director independence at risk;

—	Corporate and/or management scandals;

—	Excessive problematic corporate governance provisions; or

—	Flagrant board or management actions with potential or realized negative impact on shareholders.

* * * * *

Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

* * * * *

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

* * * * *

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

* * * * *

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

* * * * *

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

* * * * *

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.

* * * * *

Capital/Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Past Board Performance:

—	The company’s use of authorized shares during the last three years;

—	One- and three-year total shareholder return; and

—	The board’s governance structure and practices;

•	The Current Request:

—	Disclosure in the proxy statement of the specific reasons for the proposed increase;

—	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

—	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

* * * * *

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

—	The company’s use of authorized preferred shares during the last three years;

—	One- and three-year total shareholder return; and

—	The board’s governance structure and practices;

•	The Current Request:

—	Disclosure in the proxy statement of specific reasons for the proposed increase;

—	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

—	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

* * * * *

Mergers and Acquisitions

Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

* * * * *

Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

* * * * *

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

* * * * *

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010 _ compensation _ FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

—  Unclear explanation of how the CEO is involved in the pay setting process;

—  Retrospective performance targets and methodology not discussed;

—  Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

* * * * *

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

* * * * *

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

* * * * *

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

* * * * *

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

* * * * *

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or

—	A holding period requirement coupled with a significant long-term ownership requirement, or

—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

* * * * *

6.	Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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